THE TRAVELERS VARIABLE
PRODUCTS FUNDS
SEMI-ANNUAL REPORTS
JUNE 30, 2000
                                   [TRAVELERS GRAPHIC]


  MANAGED ASSETS TRUST
  HIGH YIELD BOND TRUST
  CAPITAL APPRECIATION FUND
  MONEY MARKET PORTFOLIO

  THE TRAVELERS SERIES TRUST:

  U.S. GOVERNMENT SECURITIES PORTFOLIO
  SOCIAL AWARENESS STOCK PORTFOLIO
  UTILITIES PORTFOLIO



[TRAVELERS LIFE & ANNUITY LOGO]


The Travelers Insurance Company
The Travelers Life and Annuity Company
One Tower Square
Hartford, CT  06183

SEMI-ANNUAL REPORT FOR THE TRAVELERS VARIABLE PRODUCTS FUNDS
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

We are pleased to provide the semi-annual report for the Travelers Variable Products Funds -- Managed Assets Trust, High Yield Bond Trust, Capital Appreciation Fund, Money Market Portfolio ("Trust" or "Portfolio") and the Travelers Series Trust -- U.S. Government Securities, Social Awareness Stock and Utilities Portfolios ("Portfolio(s)") for the period ended June 30, 2000. The information stated in this letter represents the opinion of the manager or managers and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities may remain in or out of the Trusts or Portfolios. This letter briefly discusses general economic and market conditions.

A detailed comparison showing the growth of a hypothetical $10,000 invested in each Portfolio since inception can be found in this report. Past performance is not indicative of future results. We hope you find this report to be useful and informative.

The Performance of the Travelers Variable Products Funds* (December 31, 1999 - June 30, 2000)
Managed Assets Trust..........................................                 2.66%
High Yield Bond Trust.........................................                 1.20
Capital Appreciation Fund.....................................                (1.02)
Money Market Portfolio........................................                 2.89
U.S. Government Securities Portfolio..........................                 5.16
Social Awareness Stock Portfolio..............................                (1.25)
Utilities Portfolio...........................................                 6.29

                                                                MARKET      SCHEDULE OF
                         SUBACCOUNT                           COMMENTARY    INVESTMENTS
                         ----------                           ----------    -----------
Managed Assets Trust........................................       2             8
High Yield Bond Trust.......................................       3            17
Capital Appreciation Fund...................................       3            23
Money Market Portfolio......................................       4            25
U.S. Government Securities Portfolio........................      36            40
Social Awareness Stock Portfolio............................      36            41
Utilities Portfolio.........................................      37            44

MARKET AND ECONOMIC OVERVIEW

Stocks declined in the second quarter of 2000, leaving many of the major indexes down for the first half of the year as investors debated potential rate increases by the Federal Reserve Board ("Fed"). Volatility continued to be a major theme with both the Dow Jones Industrial Average ("DJIA")(1) and the Nasdaq Composite Index ("Nasdaq")(2) registering record one-day point losses. The breadth of the declines affected a wide range of stocks including many small- and large-capitalization company stocks, growth stocks and value stocks. (Growth stocks are shares of companies with historically strong and relatively predictable earnings growth rates. Value stocks are shares of companies that are believed to be undervalued but have positive longer-term business prospects.) Momentum investing and dot.com stocks were out of favor replaced, in many cases, by a renewed interest in companies that many investors believed may provide real earnings and strong financials.

Concerns about higher interest rates peaked in mid-May, when the Fed raised interest rates an additional 50 basis points.(3) The specter of rising rates was a catalyst for the weak performance of all of the major indexes during the period. The DJIA, which is made up of "Old Economy" companies, declined 8.44% during the reporting period. (The "Old Economy" represents

---------------

* Please note that data represents past performance, which is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
1 The DJIA is a price-weighted average of 30 actively traded blue-chip stocks.
  An investor cannot invest directly in an index.
2 The Nasdaq is a market value-weighted index that measures all domestic and
  non-U.S. based securities listed on the NASDAQ stock market. An investor cannot invest directly in an index.
3 A basis point is 0.01% or one one-hundredth of a percent.
                                        1
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SEMI-ANNUAL REPORT FOR THE TRAVELERS VARIABLE PRODUCTS FUNDS
--------------------------------------------------------------------------------

more established, "blue-chip" companies.) The Standard & Poor's 500 Index ("S&P 500")(4) of large-company stocks fell 0.43%, while the Standard and Poor's MidCap 400 Index(5) ("S&P MidCap 400") of medium-size company stocks and the Russell 2000 Index(6) of small-company stocks advanced 8.97% and 3.04%, respectively, for the six months ended June 30, 2000.

For the sixth consecutive time in the last year, the Fed acted to raise interest rates in May to slow the U.S. economy, increasing the federal funds rate by 50 basis points to 6.5%. (The federal funds rate is the interest rate that banks with excess reserves at a Fed district bank charge other banks that need overnight loans. The fed funds rate, as it is called, often points to the direction of U.S. interest rates.) The increase of the target overnight interest rate marked its highest level in nine years and reflected Fed action intended to address risks of an economy with higher inflationary pressures.

The Fed continued to stress its concern that there is a disparity in the growth of demand and potential supply, which may foster inflation and jeopardize the economy's performance. In theory, higher rates may potentially hurt stocks, because slower growth often hinders profits at the same time that alternative investments become more attractive. Accordingly, many interest-rate sensitive stocks experienced price declines after the recent Fed decision.

In June, many investors were relieved after the Fed left interest rates unchanged during its latest policy meeting. Although the central bank noted that inflation risks persist, the decision made against more interest rate increases was ruled out for the time being. Generally, monetary policy takes time to filter through the economy and the full effect of higher interest rates may not be felt for months.

MANAGED ASSETS TRUST

Managed Assets Trust ("Trust") seeks to provide a high total investment return through a fully managed investment policy. For the six months ended June 30, 2000, the Trust returned 2.66%. In comparison, the Lehman Brothers Government/ Corporate Bond Index(7) returned 4.18% and the S&P 500 returned a negative 0.43% for the same period. (Past performance is not indicative of future results.)

Signs that the economy is returning to a more moderate growth path enabled financial markets to recover in late May and June after suffering for most of the first two months of the second quarter. The recovery included both stock markets and credit risk areas of the U.S. bond markets. These markets benefited by investors sharply increasing the probability that the end of the Fed's tightening is in sight. The bond markets' forecast for the future of short-term interest rates has now returned to where they were at the beginning of the year.

Bonds outperformed stocks led by U.S. Treasuries, mortgage-backed securities and municipal bonds in the second quarter of 2000. The Lehman Brothers Government/Corporate Bond Index was up 1.45% in the quarter versus a negative 2.65% return for the S&P 500. Smaller capitalization stocks underperformed with the Russell 2000 Index down 3.78% and the Nasdaq down in price by over 13%.

The Trust outperformed the benchmark by 13 basis points in the quarter (negative 0.89% versus negative 1.02% for the blend of 60% S&P 500, 40% Lehman Brothers Government/Corporate Bond Index). The stock portion of the Trust's portfolio underperformed the S&P 500 in the second quarter by 45 basis points but is still ahead by 39 basis points for the six months ended June 30, 2000.

The speculation in the stock market has started to unwind. Many Internet and technology stocks are down sharply from their highs earlier in the year and are actually having layoffs. The market has not benefited as much from the recent decline in interest rates because earning expectations are declining along with the slowdown in the pace of economic growth. The managers feel that the internal corrections the market is undergoing are healthy and reduce the risk of substantial decline in the broad indices. The biggest risk to the market is accelerated economic growth leading to their view that the Fed, in turn, has to be more aggressive.

---------------

4 The S&P 500 is a market capitalization measure of 500 widely held common stocks. An investor cannot invest directly in an index.
5 The S&P MidCap 400 is a market-value weighted index, consisting of 400 domestic stocks chosen for market size liquidating and industry group representation. An investor cannot invest directly in an index.
6 The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. An investor cannot invest directly in an index.
7 The Lehman Brothers Government/Corporate Bond Index tracks the performance of the overall bond market and is a broad measure of the performance of government and corporate fixed-rate debt issues. An investor cannot invest directly in an index.
                                        2
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SEMI-ANNUAL REPORT FOR THE TRAVELERS VARIABLE PRODUCTS FUNDS
--------------------------------------------------------------------------------

HIGH YIELD BOND TRUST

The High Yield Bond Trust ("Trust") seeks generous income. The assets of the Trust will be invested in bonds which, as a class, sell at discounts from par value and are typically higher-risk securities. For the six months ended June 30, 2000, the Trust returned 1.20%. In comparison, the Lehman Brothers Aggregate Bond Index(8) posted a return of 3.99% for the same period. (Past performance is not indicative of future results.)

Along with most credit sectors, the high yield market turned around in the second quarter. The widening in spreads was proportional to risk, in general, allowing lower-quality high yield issues to advance more strongly. At the annualized pace thus far, however, the sector's performance was still poor based on historical measures. Mutual fund flows into high yield investments picked up at the end of quarter as well, but is still off for the year versus 1999.

Credit concerns have recently spilled from the high-tech industry, where start-ups have been seeing a dry-up of venture capital and increased funding costs, which has led to cash flow worries into mainstream markets such as the finance and retail sectors. However, the default picture overall appears to be somewhat unique, with increases in actual defaults accompanied by a decrease in those that are close but have not yet defaulted.

The high yield sector for the year has been hit harder than any other sector of the bond market, but in the second quarter, the high yield market performed better than long-term corporate bonds and emerging market debt.

The managers think that if the current spread-tightening trend continues, there is reason to believe that high yield bonds may continue to see more gains than their investment grade counterparts,(9) due to a potential overreaction to credit issues in the first five months of the year.

CAPITAL APPRECIATION FUND

The Capital Appreciation Fund ("Portfolio") seeks growth of capital through the use of common stocks. Income is not an objective. The Portfolio invests principally in common stocks of small to large companies that are expected to experience wide fluctuations in price. For the six months ended June 30, 2000, the Portfolio returned a negative 1.02%. In comparison, the S&P 500 returned a negative 0.43% for the same period. (Past performance is not indicative of future results.)

If one looks just on the surface, not much happened in the stock market in the first half of 2000. The popular averages finished with only minor changes to the downside. But scratch the surface, or better yet, ask any former day trader to describe the period, and a far more fascinating and moreover, complex story becomes evident. During the first two months of the year, speculative activity in the stock market rivaled the greatest manias in history. After a blazing end to the last century, many technology stocks continued to tear ahead, accompanied by what the manager believes to be a sense of entitlement by people who were convinced that their time had come to get rich merely by speculating in "New Economy" stocks regardless of valuation or risk.

Meanwhile, the vast majority of sound companies not perceived to be part of that technology wave suffered from neglect, if not outright liquidation. With business conditions favorable, executives were at a loss to explain the poor performance of their stocks. In fact, it was a flow-of-funds matter, as investors switched money out of conservative investments into more "aggressive" vehicles. Simply put, the rapid flow of money into the tech-laden NASDAQ(10) in search of fast, and ultimately unrealistic gains, sucked the life out of the rest of the stock market.

But by mid-March 2000, the Fed had raised interest rates enough to bite, and with prices of many speculative stocks in the stratosphere, and market capitalizations (i.e., the number of shares multiplied by the stock price) at levels never seen before, there was not enough money to send them higher. Prices weakened a bit, and recovered to within the heights seen in mid-March, and started slipping again. Like the aftermath of a wild party, people who had known nothing but good times, woke up feeling a bit queasy. Selling began slowly, but picked up steam as panic began to replace greed, and by mid-April, only a month after setting new highs, the Nasdaq declined 40%. By any historic standard that should be considered a crash. In comparison, the bear market of 1973-1974 took two years to decline 40%.

---------------

8 The Lehman Brothers Aggregate Bond Index is a broad based measure of the performance of taxable bonds in the U.S. market with maturities of at least one year. An investor cannot invest directly in an index.

9  Investment grade bonds are rated AAA to BBB by major credit rating agencies.

10 The NASDAQ is a computerized system that provides brokers and dealers with price quotations for securities traded over the counter as well as for many New York Stock Exchange listed securities.
                                        3
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SEMI-ANNUAL REPORT FOR THE TRAVELERS VARIABLE PRODUCTS FUNDS
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The manager has written in the past that it was a matter of if, and not when, technology stocks would break. According to the manager, the consequences for the overall market were dependent on whether money would then flow into the previously neglected industrial and financial stocks. For a brief moment in April, the picture appeared bright, as so-called "Old Economy" stocks rallied. However, in June, Nasdaq began to recover, and most other stocks started slipping. On balance, then, the overall market lost a bit of ground in the first six months, but the internal rotation was intense and rapid, making it very difficult to achieve much progress. In fact, the rapid rotation made it relatively easy to lose money, as many stocks simply evaporated after momentum broke. There were some big declines in stocks with household names and widespread ownership.

The manager believes it is important to view the stock market with some historical perspective. After several years of significantly above-average gains, a flat or even declining market should not be viewed as a disaster. Earnings did not keep pace with gains in stock prices over the past few years. Therefore, a period during which earnings and dividends play catch-up would be a reasonable scenario to expect. That may be preferable to a general teeth-rattling decline that took the market to less excessive valuations.

Interestingly, for the first time in recent memory, the strong U.S. economy, coupled with investor neglect of so many stocks, has created what the manager thinks are many outstanding values, particularly in the industrial sector. The series of interest rate rises by the Fed has caused people to wonder if we will have to suffer a "hard landing," otherwise known as a steep recession.

In the manager's opinion, it is more likely that the Fed has engineered a "soft landing" or slowdown, rather than sending the U.S. economy into a slump. It seems possible that if that outcome becomes more widely accepted, money could flow into some of the very inexpensive stocks that have become available. At any rate, those areas of neglect now seem to have a much more favorable risk-reward ratio than many of the high fliers, which even having come down, still sell at price-to-earnings ("P/E") or price-to-revenue ratios(11) that are way too high for comfort.

Throughout the first six months of 2000, the manager attempted to increase the Portfolio's holdings in what the manager viewed as good companies when their stocks were down, and trim positions when they got particularly expensive. The manager did use the extreme weakness in Microsoft after the antitrust ruling to add to the position of the portfolio.

MONEY MARKET PORTFOLIO

The Money Market Portfolio ("Portfolio") seeks to provide shareholders with high current income from short-term money market instruments while emphasizing preservation of capital and maintaining a high degree of liquidity. The Portfolio pursues this objective by investing in securities maturing in one year or less. For the six months ended June 30, 2000, the Portfolio returned 2.89%. (Past performance is not indicative of future results.)

Please note that the investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

The Portfolio's average maturity was kept short at 20 days and gradually lengthened to 30 days in order to capture higher yields. Currently, the manager's target will be to keep the average life of the Portfolio at about 35 days. The manager believes that a peak in short-term interest rates may occur later on this year or early in 2001 and will extend accordingly.

---------------

11 The P/E ratio is the price of a stock divided by its earnings per share. The price-to-revenue ratio is the price of a stock divided by its revenues.
                                        4
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SEMI-ANNUAL REPORT FOR THE TRAVELERS VARIABLE PRODUCTS FUNDS
--------------------------------------------------------------------------------

In closing, we would like to thank you for your investment in Managed Assets Trust, High Yield Bond Trust, Capital Appreciation Fund and Money Market Portfolio.

Sincerely,

/s/ HEATH B. MCLENDON

Heath B. McLendon
Chairman

July 27, 2000

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- MANAGED ASSETS TRUST AS OF 6/30/00 (UNAUDITED)

           AVERAGE ANNUAL TOTAL RETURNS
           ----------------------------

    Six Months Ended 6/30/00+              2.66%
    Year Ended 6/30/00                     9.73%
    Five Years Ended 6/30/00              16.69%
    Ten Years Ended 6/30/00               13.48%

             CUMULATIVE TOTAL RETURN
             -----------------------

    6/30/90 through 6/30/00              254.22%

    + Total return is not annualized, as it may not be representative of the total return for the year.

This chart assumes an initial investment of $10,000 made on June 30, 1990, assuming reinvestment of dividends, through June 30, 2000. The Lehman Brothers Government/Corporate Bond Index is a weighted composite of the Lehman Brothers Government Bond Index, which is a broad-based index of all public debt obligations of the U.S. Government and its agencies and has an average maturity of nine years and the Lehman Brothers Corporate Bond Index, which is comprised of all public fixed-rate non-convertible investment grade domestic corporate debt, excluding collateralized mortgage obligations. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services. The Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market.

                                                                    [LINE GRAPH]

                                                                 LEHMAN BROTHERS
                                                               GOVERNMENT/CORPORATE                           STANDARD & POOR'S
                                      MANAGED ASSETS TRUST          BOND INDEX        CONSUMER PRICE INDEX        500 INDEX
                                      --------------------     --------------------   --------------------    -----------------
6/90                                       $ 10,000                $ 10,000                $ 10,000                $ 10,000
12/90                                        10,366                  10,573                  10,300                   9,400
12/91                                        12,616                  12,278                  10,615                  12,258
12/92                                        13,265                  13,209                  10,923                  13,191
12/93                                        14,502                  14,666                  11,223                  14,517
12/94                                        14,177                  14,151                  11,524                  14,708
12/95                                        18,022                  16,874                  11,816                  17,933
12/96                                        20,605                  17,363                  12,208                  22,048
12/97                                        24,875                  19,057                  12,415                  29,403
12/98                                        30,209                  20,862                  12,615                  37,854
12/99                                        34,504                  19,948                  12,991                  45,815
6/00                                         35,422                  20,782                  13,300                  45,618

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- HIGH YIELD BOND TRUST AS OF 6/30/00 (UNAUDITED)

         AVERAGE ANNUAL TOTAL RETURNS
         ----------------------------

    Six Months Ended 6/30/00+              1.20%
    Year Ended 6/30/00                     1.30%
    Five Years Ended 6/30/00               9.49%
    Ten Years Ended 6/30/00               10.20%

           CUMULATIVE TOTAL RETURN
           -----------------------

    6/30/90 through 6/30/00              164.04%

    + Total return is not annualized, as it may not be representative of the total return for the year.

This chart assumes an initial investment of $10,000 made on June 30, 1990, assuming reinvestment of dividends, through June 30, 2000. The Lehman Brothers Aggregate Bond Index, an unmanaged index, is composed of the Lehman Brothers Intermediate Government/Corporate Bond Index and the Mortgage Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services. The First Boston High Yield Index Top Tier is a broad-based market measure of high yield bonds, commonly known as "junk bonds."

                                                                    [LINE GRAPH]

                                                                 LEHMAN BROTHERS                              FIRST BOSTON HIGH
                                       HIGH YIELD BOND TRUST   AGGREGATE BOND INDEX   CONSUMER PRICE INDEX   YIELD INDEX TOP TIER
                                       ---------------------   --------------------   --------------------   --------------------
6/90                                         $ 10,000               $ 10,000                $ 10,000               $ 10,000
12/90                                           9,347                 10,896                  10,610                 10,093
12/91                                          11,786                 12,640                  10,935                 12,402
12/92                                          13,337                 13,574                  11,252                 13,485
12/93                                          15,057                 14,898                  11,561                 15,591
12/94                                          15,013                 14,463                  11,871                 15,562
12/95                                          17,336                 17,135                  12,172                 18,469
12/96                                          20,118                 17,757                  12,576                 20,449
12/97                                          23,450                 19,470                  12,789                 23,031
12/98                                          24,987                 21,162                  12,994                 23,098
12/99                                          26,092                 20,989                  13,382                 24,125
6/00                                           26,404                 21,826                  13,700                 24,367

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- CAPITAL APPRECIATION FUND AS OF 6/30/00 (UNAUDITED)

         AVERAGE ANNUAL TOTAL RETURNS
         ----------------------------

    Six Months Ended 6/30/00+              (1.02)%
    Year Ended 6/30/00                     30.97%
    Five Years Ended 6/30/00               35.17%
    Ten Years Ended 6/30/00                23.63%

           CUMULATIVE TOTAL RETURN
           -----------------------
    6/30/90 through 6/30/00               734.02%

    + Total return is not annualized, as it may not be representative of the total return for the year.

This chart assumes an initial investment of $10,000 made on June 30, 1990, assuming reinvestment of dividends, through June 30, 2000. The Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. The Russell 2000 Index is a capitalization weighted total return index which is comprised of 2,000 of the smallest capitaled U.S. domiciled companies with less than average growth orientation whose common stock is traded in the United States of the New York Stock Exchange, American Stock Exchange and NASDAQ. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services.

                                                                    [LINE GRAPH]

                                        CAPITAL APPRECIATION    STANDARD & POOR'S
                                                FUND                500 INDEX          RUSSELL 2000 INDEX    CONSUMER PRICE INDEX
                                        --------------------    -----------------      ------------------    --------------------
6/90                                         $ 10,000               $ 10,000                $ 10,000               $ 10,000
12/90                                           8,838                  9,400                   7,936                 10,300
12/91                                          11,945                 12,258                  11,591                 10,615
12/92                                          14,048                 13,191                  13,724                 10,923
12/93                                          16,168                 14,517                  16,315                 11,223
12/94                                          15,398                 14,708                   6,770                 11,524
12/95                                          20,997                 17,933                   8,696                 11,816
12/96                                          26,920                 22,048                  10,131                 12,208
12/97                                          33,958                 29,423                  12,397                 12,415
12/98                                          54,886                 37,879                  12,082                 12,615
12/99                                          84,258                 45,846                  14,649                 12,991
6/00                                           83,402                 45,649                  15,094                 13,300

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED)                              JUNE 30, 2000

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCK -- 59.5%
-----------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS -- 3.5%
         8,400           Bed Bath & Beyond Inc.+.....................................    $    304,500
         7,300           Best Buy Co., Inc.+.........................................         461,725
         8,000           Circuit City Stores, Inc. ..................................         265,500
        10,827           CVS Corp. ..................................................         433,080
        33,795           Home Depot, Inc. ...........................................       1,687,638
         8,900           Interpublic Group of Cos., Inc. ............................         382,700
        10,000           Kohl's Corp.+...............................................         556,250
        30,200           The Limited, Inc. ..........................................         653,075
        14,100           Lowe's Cos., Inc. ..........................................         578,981
        11,800           McDonald's Corp. ...........................................         388,662
         6,000           Omnicom Group Inc. .........................................         534,375
        21,710           Sears, Roebuck & Co. .......................................         708,289
        10,827           Target Corp. ...............................................         627,966
         2,739           Visteon Corp.+..............................................          33,207
        24,600           Walgreen Co. ...............................................         791,812
        66,460           Wal-Mart Stores, Inc. ......................................       3,829,774
-----------------------------------------------------------------------------------------------------
                                                                                           12,237,534
-----------------------------------------------------------------------------------------------------
CONSUMER STAPLES -- 3.7%
        28,700           ACNielsen Corp.+............................................         631,400
         7,200           Adolph Coors Co., Class B Shares............................         435,600
        10,727           Anheuser-Busch Cos., Inc. ..................................         801,173
         4,600           Avery Dennison Corp. .......................................         308,775
         9,000           Bestfoods...................................................         623,250
        43,300           Cendant Corp.+..............................................         606,200
        42,605           Coca-Cola Co. ..............................................       2,447,125
        14,684           Colgate-Palmolive Co. ......................................         879,205
        14,364           Kimberly-Clark Corp. .......................................         824,134
        22,080           PepsiCo, Inc. ..............................................         981,180
        47,015           Philip Morris Cos. Inc. ....................................       1,248,836
        27,532           Procter & Gamble Co. .......................................       1,576,207
        16,262           Safeway Inc.+...............................................         733,823
        15,844           SYSCO Corp. ................................................         667,428
-----------------------------------------------------------------------------------------------------
                                                                                           12,764,336
-----------------------------------------------------------------------------------------------------
ENTERTAINMENT/MEDIA -- 2.3%
         4,842           Clear Channel Communications, Inc.+.........................         363,150
        14,200           Comcast Corp., Special Class A Shares.......................         575,100
         7,511           Gannett Co., Inc. ..........................................         449,252
        10,161           The New York Times Co., Class A Shares......................         401,360
         7,700           The Seagram Co. Ltd. .......................................         446,600
        24,422           Time Warner Inc. ...........................................       1,856,072
        12,500           Tribune Co. ................................................         437,500
        26,786           Viacom Inc., Class B Shares+................................       1,826,470
        41,595           The Walt Disney Co. ........................................       1,614,406
-----------------------------------------------------------------------------------------------------
                                                                                            7,969,910
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
FINANCIAL -- 5.5%
        29,649           American Express Co. .......................................    $  1,545,454
        21,876           Bank of America Corp. ......................................         940,668
        16,500           Bank of New York Co., Inc. .................................         767,250
        21,121           Bank One Corp. .............................................         561,027
        11,600           Bear Stearns Cos. Inc. .....................................         482,850
         8,108           Capital One Financial Corp. ................................         361,819
        18,900           Charles Schwab Corp. .......................................         635,513
        25,002           Chase Manhattan Corp. ......................................       1,151,655
         4,908           Equity Residential Properties Trust.........................         225,768
        18,052           Fannie Mae..................................................         942,089
         4,300           Fifth Third Bancorp.........................................         271,975
        18,600           Firstar Corp. ..............................................         391,762
        23,523           FleetBoston Financial Corp. ................................         799,787
        14,250           Freddie Mac.................................................         577,125
        14,200           Household International, Inc. ..............................         590,187
         2,313           J.P. Morgan & Co. ..........................................         254,719
        10,481           Lehman Brothers Holdings Inc. ..............................         991,110
        23,800           MBNA Corp. .................................................         645,575
        12,775           Merrill Lynch & Co., Inc. ..................................       1,469,125
        28,682           Morgan Stanley Dean Witter & Co. ...........................       2,387,776
        13,200           National City Corp. ........................................         225,225
         9,600           Paine Webber Group Inc. ....................................         436,800
         6,500           Providian Financial Corp. ..................................         585,000
         4,948           State Street Corp. .........................................         524,797
         8,900           T. Rowe Price Associates, Inc. .............................         378,250
        24,700           Wells Fargo & Co. ..........................................         957,125
-----------------------------------------------------------------------------------------------------
                                                                                           19,100,431
-----------------------------------------------------------------------------------------------------
HEALTH CARE -- 6.2%
        16,046           Abbott Laboratories.........................................         715,050
        10,900           Allergan, Inc. .............................................         812,050
        21,613           American Home Products Corp. ...............................       1,269,764
         4,900           Baxter International Inc. ..................................         344,531
        36,596           Bristol-Myers Squibb Co. ...................................       2,131,717
         5,400           Cardinal Health, Inc. ......................................         399,600
            21           Crescendo Pharmaceuticals Corp.+............................             423
        12,704           Eli Lilly & Co. ............................................       1,268,812
        18,400           HCA - The Healthcare Corp. .................................         558,900
        25,211           Johnson & Johnson...........................................       2,568,370
        17,266           Medtronic, Inc. ............................................         860,063
        44,138           Merck & Co., Inc. ..........................................       3,382,074
       106,891           Pfizer Inc. ................................................       5,130,768
        20,492           Pharmacia Corp. ............................................       1,059,180
        24,368           Schering-Plough Corp. ......................................       1,230,584
-----------------------------------------------------------------------------------------------------
                                                                                           21,731,886
-----------------------------------------------------------------------------------------------------
INSURANCE -- 2.3%
         9,000           Aetna Inc. .................................................         577,688

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
INSURANCE -- 2.3% (CONTINUED)
        21,754           The Allstate Corp. .........................................    $    484,027
         5,481           Ambac Financial Group, Inc. ................................         300,427
         3,800           American General Corp. .....................................         231,800
        24,630           American International Group, Inc. .........................       2,894,025
         7,900           CIGNA Corp. ................................................         738,650
        12,800           Cincinnati Financial Corp. .................................         402,400
        12,500           Lincoln National Corp. .....................................         451,562
         4,100           Marsh & McLennan Cos., Inc. ................................         428,194
         6,900           MBIA, Inc. .................................................         332,494
        25,000           MetLife, Inc.+..............................................         526,562
        11,400           MGIC Investment Corp. ......................................         518,700
-----------------------------------------------------------------------------------------------------
                                                                                            7,886,529
-----------------------------------------------------------------------------------------------------
MATERIALS & PROCESSING -- 1.0%
         3,300           Alcan Aluminum Ltd. ........................................         102,300
        15,940           Alcoa Inc. .................................................         462,260
        12,300           Barrick Gold Corp. .........................................         223,706
        12,657           The Dow Chemical Co. .......................................         382,083
        16,422           E.I. du Pont de Nemours & Co. ..............................         718,463
         8,384           Georgia-Pacific Group.......................................         220,080
         8,302           International Paper Co. ....................................         247,503
         5,106           The Mead Corp. .............................................         128,927
         2,700           Nucor Corp. ................................................          89,606
         4,200           Phelps Dodge Corp. .........................................         156,188
         2,600           Praxair, Inc. ..............................................          97,337
         7,400           Rohm & Haas Co. ............................................         255,300
         2,000           Union Carbide Corp. ........................................          99,000
        19,200           W.R. Grace & Co.+...........................................         232,800
         3,635           Weyerhaeuser Co. ...........................................         156,305
-----------------------------------------------------------------------------------------------------
                                                                                            3,571,858
-----------------------------------------------------------------------------------------------------
OIL/ENERGY -- 3.6%
         6,600           Apache Corp. ...............................................         388,163
         5,400           Baker Hughes Inc. ..........................................         172,800
        10,984           Chevron Corp. ..............................................         931,581
         9,962           Conoco Inc., Class B Shares.................................         244,692
        13,288           Enron Corp. ................................................         857,076
        57,397           Exxon Mobil Corp. ..........................................       4,505,636
         7,810           Halliburton Co. ............................................         368,534
         6,500           Kerr-McGee Corp. ...........................................         383,094
         6,700           Occidental Petroleum Corp. .................................         141,119
         4,300           Phillips Petroleum Co. .....................................         217,956
        34,134           Royal Dutch Petroleum Co. ADR...............................       2,101,374
         8,938           Schlumberger Ltd. ..........................................         666,998
         8,700           Texaco Inc. ................................................         463,275
         4,500           Tosco Corp. ................................................         127,406
         4,850           Transocean Sedco Forex Inc. ................................         259,159

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
OIL/ENERGY -- 3.6% (CONTINUED)
         5,000           USX-Marathon Group Inc. ....................................    $    125,312
        12,054           The Williams Cos., Inc. ....................................         502,541
-----------------------------------------------------------------------------------------------------
                                                                                           12,456,716
-----------------------------------------------------------------------------------------------------
PRODUCER DURABLES -- 4.6%
         6,407           Agilent Technologies, Inc.+.................................         472,516
         5,500           Ball Corp. .................................................         177,031
         4,200           Black & Decker Corp. .......................................         165,113
         3,867           Caterpillar Inc. ...........................................         130,995
         6,000           Eastman Kodak Co. ..........................................         357,000
         4,154           Emerson Electric Co. .......................................         250,798
         8,600           FedEx Corp.+................................................         326,800
       164,402           General Electric Co. .......................................       8,713,306
        16,336           Honeywell International Inc. ...............................         550,327
        10,400           Ingersoll-Rand Co. .........................................         418,600
         8,500           Johnson Controls, Inc. .....................................         436,156
        12,565           Masco Corp. ................................................         226,955
         3,700           Minnesota Mining & Manufacturing Co. .......................         305,250
        10,200           PE Corp. - PE Biosystems Group..............................         671,925
         9,159           PerkinElmer, Inc. ..........................................         605,639
        14,800           Solectron Corp.+............................................         619,750
        37,146           Tyco International Ltd. ....................................       1,759,792
-----------------------------------------------------------------------------------------------------
                                                                                           16,187,953
-----------------------------------------------------------------------------------------------------
TECHNOLOGY -- 21.9%
        10,800           ADC Telecommunications, Inc.+...............................         905,850
         5,100           Adobe Systems Inc. .........................................         663,000
         6,700           Advanced Micro Devices, Inc.+...............................         517,575
         8,200           Altera Corp.+...............................................         835,888
        36,736           America Online, Inc.+.......................................       1,937,824
        21,440           Amgen Inc.+.................................................       1,506,160
        10,900           Analog Devices, Inc.+.......................................         828,400
        11,800           Apple Computer, Inc.+.......................................         618,025
        17,126           Applied Materials, Inc.+....................................       1,552,044
        10,800           AT&T Wireless Group+........................................         301,050
         6,900           Automatic Data Processing, Inc. ............................         369,581
         4,400           Biogen, Inc.+...............................................         283,800
        19,243           The Boeing Co. .............................................         804,598
         3,900           Broadcom Corp., Class A Shares+.............................         853,856
       113,528           Cisco Systems, Inc.+........................................       7,216,124
        28,082           Compaq Computer Corp. ......................................         717,846
         7,700           Computer Associates International, Inc. ....................         394,144
         5,600           Comverse Technology, Inc.+..................................         520,800
         7,800           Corning Inc. ...............................................       2,105,025
        29,984           Dell Computer Corp.+........................................       1,478,586
        31,516           EMC Corp.+..................................................       2,424,762
        13,200           First Data Corp. ...........................................         655,050
        11,500           Global Crossing Ltd.+.......................................         302,594

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
TECHNOLOGY -- 21.9% (CONTINUED)
        18,300           Hewlett-Packard Co. ........................................    $  2,285,212
        56,086           Intel Corp. ................................................       7,497,997
        31,488           International Business Machines Corp. ......................       3,449,904
         8,200           L-3 Communications Holdings, Inc.+..........................         467,912
        26,500           Lockheed Martin Corp. ......................................         657,531
         8,900           LSI Logic Corp.+............................................         481,712
        54,345           Lucent Technologies Inc. ...................................       3,219,941
        15,100           Micron Technology, Inc.+....................................       1,329,744
        85,434           Microsoft Corp.+............................................       6,834,720
        35,170           Motorola, Inc. .............................................       1,022,128
         7,700           Network Appliance, Inc.+....................................         619,850
        22,200           Nextel Communications, Inc.+................................       1,358,362
        51,800           Nortel Networks Corp. ......................................       3,535,350
        49,530           Oracle Corp.+...............................................       4,163,616
        12,500           QUALCOMM Inc.+..............................................         750,000
         4,800           Siebel Systems, Inc.+.......................................         785,100
        23,952           Sprint PCS Group+...........................................       1,425,144
        27,900           Sun Microsystems, Inc.+.....................................       2,537,156
         6,658           Tellabs, Inc.+..............................................         455,657
         6,300           Teradyne, Inc.+.............................................         463,050
        28,068           Texas Instruments Inc. .....................................       1,927,921
        14,322           United Technologies Corp. ..................................         843,208
         5,300           VERITAS Software Corp.+.....................................         598,983
         9,100           Xilinx, Inc.+...............................................         751,319
         8,210           Yahoo! Inc.+................................................       1,017,014
-----------------------------------------------------------------------------------------------------
                                                                                           76,271,113
-----------------------------------------------------------------------------------------------------
TRANSPORTATION -- 0.6%
         1,874           AMR Corp.+..................................................          49,544
         5,900           Delta Air Lines, Inc. ......................................         298,319
        20,917           Ford Motor Co. .............................................         899,431
         9,642           General Motors Corp. .......................................         559,838
        11,100           Harley-Davidson, Inc. ......................................         427,350
-----------------------------------------------------------------------------------------------------
                                                                                            2,234,482
-----------------------------------------------------------------------------------------------------
UTILITIES -- 4.3%
        13,000           AES Corp.+..................................................         593,125
         6,669           ALLTEL Corp. ...............................................         413,061
        63,388           AT&T Corp. .................................................       2,004,650
        32,414           Bell Atlantic Corp.++ ......................................       1,647,036
        24,618           BellSouth Corp. ............................................       1,049,342
        20,600           FirstEnergy Corp. ..........................................         481,525
         7,025           FPL Group, Inc. ............................................         347,738
         9,573           GTE Corp.++ ................................................         595,919
         7,100           The Montana Power Co. ......................................         250,719
        13,900           PECO Energy Co. ............................................         560,344
        61,546           SBC Communications Inc. ....................................       2,661,867
         7,073           The Southern Co. ...........................................         164,890

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000

                              MANAGED ASSETS TRUST

       SHARES                                      SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
UTILITIES -- 4.3% (CONTINUED)
        17,906           Sprint Corp. ...............................................    $    913,206
        11,723           U.S. West, Inc. ............................................       1,005,247
        50,353           WorldCom, Inc.+.............................................       2,309,921
-----------------------------------------------------------------------------------------------------
                                                                                           14,998,590
-----------------------------------------------------------------------------------------------------
                         TOTAL COMMON STOCK (Cost -- $151,753,637)...................     207,411,338
-----------------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK -- 1.3%
-----------------------------------------------------------------------------------------------------
ENERGY -- 0.2%
         5,977           El Paso Energy Capital Trust, 4.750%........................         384,769
         5,924           Newfield Financial Trust, 6.500%............................         364,326
-----------------------------------------------------------------------------------------------------
                                                                                              749,095
-----------------------------------------------------------------------------------------------------
FINANCIAL -- 0.8%
        10,000           CalEnergy Capital II, 6.250%................................         415,000
         6,000           Equity Office Properties Trust, 5.250%......................         253,500
        18,564           Equity Residential Properties Trust, 7.250%.................         408,408
         2,000           FINOVA Finance Trust, 5.500%................................          48,000
        12,000           General Growth Properties, Inc., 7.250%.....................         261,000
        12,000           National Australia Bank Ltd., 7.875%........................         339,750
         3,220           New Plan Excel Realty Trust, 8.500%.........................          71,645
         6,000           Newell Financial Trust, 5.250%..............................         225,750
         9,000           Reckson Associates Realty Corp., 7.625%.....................         199,688
         5,000           Tosco Financing Trust, 5.750%...............................         238,750
         2,245           Union Pacific Capital Trust, 6.250%.........................          86,713
-----------------------------------------------------------------------------------------------------
                                                                                            2,548,204
-----------------------------------------------------------------------------------------------------
INDUSTRIAL -- 0.1%
         4,000           Amcor Ltd., 7.250%..........................................         148,000
         4,000           Canadian National Railway Co., 5.250%.......................         180,000
-----------------------------------------------------------------------------------------------------
                                                                                              328,000
-----------------------------------------------------------------------------------------------------
UTILITIES -- 0.2%
         6,000           AES Trust VII, 6.000%.......................................         354,750
         5,999           Calpine Capital Trust II, 5.500%............................         434,948
-----------------------------------------------------------------------------------------------------
                                                                                              789,698
-----------------------------------------------------------------------------------------------------
                         TOTAL CONVERTIBLE PREFERRED STOCK (Cost -- $4,505,589)......       4,414,997
-----------------------------------------------------------------------------------------------------

        FACE
       AMOUNT           RATING(a)                       SECURITY                                        VALUE
-----------------------------------------------------------------------------------------------------------------
CORPORATE BONDS & NOTES -- 14.7%
-----------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS -- 2.9%
     $ 5,000,000        A+           Daimler Chrysler NA Holdings, 7.750% due 6/15/05............       5,050,000
       5,000,000        A            Lowes Cos., Inc., Notes, 8.250% due 6/1/10..................       5,118,750
-----------------------------------------------------------------------------------------------------------------
                                                                                                       10,168,750
-----------------------------------------------------------------------------------------------------------------
FINANCIAL -- 5.4%
       5,000,000        A            Bank One Corp., Notes, 5.625% due 2/17/04...................       4,712,500

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000

                              MANAGED ASSETS TRUST

        FACE
       AMOUNT           RATING(a)                       SECURITY                                        VALUE
-----------------------------------------------------------------------------------------------------------------
FINANCIAL -- 5.4% (CONTINUED)
                                     Ford Motor Credit Co., Notes:
     $ 5,000,000        A              5.750% due 2/23/04........................................    $  4,706,250
       5,000,000        A              7.500% due 3/15/05........................................       4,975,000
       5,000,000        BBB          Nationwide Health Properties, Inc., Notes, 6.900% due
                                       10/1/37...................................................       4,412,500
-----------------------------------------------------------------------------------------------------------------
                                                                                                       18,806,250
-----------------------------------------------------------------------------------------------------------------
INDUSTRIAL -- 2.3%
       5,000,000        A+           Caterpillar Financial Services Corp., Notes, 6.875% due
                                       8/1/04....................................................       4,918,750
       3,000,000        BBB          CSX Corp., Notes, 6.950% due 5/1/27.........................       2,958,750
-----------------------------------------------------------------------------------------------------------------
                                                                                                        7,877,500
-----------------------------------------------------------------------------------------------------------------
TECHNOLOGY -- 2.7%
       5,000,000        BBB+         Computer Associates International, Inc., Notes, 6.375% due
                                       4/15/05...................................................       4,687,500
       5,000,000        A            Xerox Corp., Notes, 6.250% due 11/15/26.....................       4,693,750
-----------------------------------------------------------------------------------------------------------------
                                                                                                        9,381,250
-----------------------------------------------------------------------------------------------------------------
UTILITIES -- 1.4%
       5,000,000        AA-          BellSouth Capital Funding Corp., Notes, 6.040% due
                                       11/15/26..................................................       4,912,500
-----------------------------------------------------------------------------------------------------------------
                                     TOTAL CORPORATE BONDS & NOTES (Cost -- $52,056,662).........      51,146,250
-----------------------------------------------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS -- 1.6%
-----------------------------------------------------------------------------------------------------------------
ENERGY -- 0.1%
                                     Diamond Offshore Drilling, Inc., Sub. Notes:
         101,000        A-             3.750% due 2/15/07........................................         105,293
         300,000        A-             Zero coupon due 6/6/20 (b)................................         140,625
         300,000        BBB+         Global Marine Inc., Debentures, zero coupon due 6/23/20 (b).         149,250
         175,000        A            Transocean Sedco Forex Inc., Debentures, zero coupon due
                                       5/24/20...................................................         105,000
-----------------------------------------------------------------------------------------------------------------
                                                                                                          500,168
-----------------------------------------------------------------------------------------------------------------
ENTERTAINMENT/MEDIA -- 0.3%
         150,000        BBB-         AT&T Corp. - Liberty Media Group, Debentures, 4.000% due
                                       11/15/29..................................................         215,625
         150,000        BBB-         Clear Channel Communications, Inc., Unsecured Notes, 1.500%
                                       due 12/1/02...............................................         147,000
         350,000        BBB+         Cox Communications, Inc., Notes, 0.425% due 4/19/20.........         183,750
         500,000        BBB-         Scholastic Corp., Sub. Notes, 5.000% due 8/15/05............         495,625
-----------------------------------------------------------------------------------------------------------------
                                                                                                        1,042,000
-----------------------------------------------------------------------------------------------------------------
FINANCIAL -- 0.5%
                                     Bell Atlantic Financial Services, Bonds:
         297,000        A+             5.750% due 4/1/03.........................................         289,946
         345,000        A+             4.250% due 9/15/05 (b)....................................         419,606
         400,000        BBB-         Elan International Finance Ltd., Company Guaranteed,
                                       zero coupon due 12/14/18..................................         294,000
         300,000        A-           Hellenic Finance, 2.000% due 7/15/03........................         280,500
         300,000        Baa3*        Security Capital U.S. Realty, Bonds, 2.000% due 5/22/03.....         235,500
-----------------------------------------------------------------------------------------------------------------
                                                                                                        1,519,552
-----------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000

                              MANAGED ASSETS TRUST

        FACE
       AMOUNT           RATING(a)                       SECURITY                                        VALUE
-----------------------------------------------------------------------------------------------------------------
HEALTH CARE -- 0.1%
     $   146,000        BBB-         Athena Neurosciences, Inc., Notes, 4.750% due 11/15/04......    $    205,495
         300,000        NR           Roche Holding AG, Notes, zero coupon due 1/19/15............         277,500
-----------------------------------------------------------------------------------------------------------------
                                                                                                          482,995
-----------------------------------------------------------------------------------------------------------------
INDUSTRIAL -- 0.4%
         181,000        Aa2*         GVC Corp. Ltd., Bonds, zero coupon due 5/21/02 (b)..........         217,200
         300,000        AA-          Indian Petrochemicals Corp. Ltd., Bonds, 2.500% due 3/11/02
                                       (b).......................................................         309,750
         300,000        BB+          Interim Services Inc., Sub. Notes, 4.500% due 6/1/05........         231,375
         124,000        BBB+         Koninklijke Ahold, Sub. Notes, 3.000% due 9/30/03...........          62,102
         431,000        BB+          Lennar Corp., Notes, zero coupon due 7/29/18................         176,171
         500,000        BBB          Solectron Corp., Notes, zero coupon due 5/8/20..............         317,500
         100,000        BBB          Thermo Electron Corp., Sub. Debentures, 4.250% due 1/1/03...          92,375
         100,000        BBB+         Thermo Instrument Systems Inc., Company Guaranteed, 4.000%
                                       due 1/15/05...............................................          86,376
-----------------------------------------------------------------------------------------------------------------
                                                                                                        1,492,849
-----------------------------------------------------------------------------------------------------------------
UTILITIES -- 0.2%
         600,000        A-           Potomac Electric Power Co., Debentures, 5.000% due 9/1/02...         562,500
-----------------------------------------------------------------------------------------------------------------
                                     TOTAL CONVERTIBLE CORPORATE BONDS (Cost -- $5,326,622)......       5,600,064
-----------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.6%
       5,000,000        PP&L Transition Bond Co. LLC, 7.050% due 6/25/09.........................       4,961,625
         713,398        Wilmington Trust, 9.250% due 1/2/07......................................         714,221
-----------------------------------------------------------------------------------------------------------------
                        TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                          (Cost -- $5,712,937)...................................................       5,675,846
-----------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS -- 17.5%
      15,722,300        U.S. Treasury Notes, 3.625% due 1/15/08..................................      15,250,631
      10,000,000        U.S. Treasury Bonds, 11.750% due 2/15/10.................................      12,081,200
       4,500,000        U.S. Treasury Bonds, 12.000% due 8/15/13.................................       6,082,020
       6,279,240        U.S. Treasury Bonds, 3.625% due 4/15/28..................................       5,990,772
      21,626,850        U.S. Treasury Inflation Index Bonds, 3.875% due 4/15/29..................      21,572,783
-----------------------------------------------------------------------------------------------------------------
                        TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost -- $59,493,189)..................      60,977,406
-----------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES -- 3.0%
                        Federal Home Loan Mortgage Corp. (FHLMC):
          58,816          8.500% due 9/1/02......................................................          59,477
       1,321,921          8.000% due 9/1/04......................................................       1,336,792

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000

                              MANAGED ASSETS TRUST

        FACE
       AMOUNT                                           SECURITY                                        VALUE
-----------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES -- 3.0% (CONTINUED)
                        Federal National Mortgage Association (FNMA):
     $    70,030          8.500% due 3/1/05......................................................    $     71,452
       2,779,673          6.000% due 1/1/13......................................................       2,631,128
         886,956          6.500% due 12/1/27.....................................................         836,506
         983,250          6.000% due 3/1/28......................................................         899,979
         159,168          6.000% due 4/1/28......................................................         145,688
         129,464          5.500% due 5/1/28......................................................         114,210
         473,141          6.000% due 5/1/28......................................................         433,071
         849,124          5.500% due 6/1/28......................................................         749,080
         404,054          6.000% due 6/1/28......................................................         369,835
         429,745          6.000% due 7/1/28......................................................         393,351
       1,085,037          5.500% due 8/1/28......................................................         957,198
       1,155,235          6.000% due 8/1/28......................................................       1,057,397
                        Government National Mortgage Association (GNMA):
         128,250          9.000% due 11/15/19....................................................         132,578
          77,507          9.500% due 1/15/20.....................................................          80,632
          64,012          9.500% due 3/15/20.....................................................          66,592
         145,215          7.500% due 5/15/23.....................................................         144,261
-----------------------------------------------------------------------------------------------------------------
                        TOTAL U.S. GOVERNMENT AGENCIES (Cost -- $11,056,389).....................      10,479,227
-----------------------------------------------------------------------------------------------------------------
                        SUB-TOTAL INVESTMENTS (Cost -- $289,905,025).............................     345,705,128
-----------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 0.8%
       2,934,000        Morgan Stanley Dean Witter & Co., 6.500% due 7/3/00; Proceeds at
                          maturity -- $2,935,589; (Fully collateralized by U.S. Treasury Bonds,
                          8.500% due 2/15/20; Market value -- $2,993,205) (Cost -- $2,934,000)...       2,934,000
-----------------------------------------------------------------------------------------------------------------
                        TOTAL INVESTMENTS -- 100% (Cost -- $292,839,025**).......................    $348,639,128
-----------------------------------------------------------------------------------------------------------------

 +   Non-income producing security.
++ On July 3, 2000, Bell Atlantic Corp. and GTE Corp. merged. The surviving company was renamed Verizon Communications.
(a) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service, Inc.
(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
** Aggregate cost for Federal income tax purposes is substantially the same.

    See page 22 for definitions of ratings.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000

                             HIGH YIELD BOND TRUST

   FACE
  AMOUNT     RATING(a)                              SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
CORPORATE BONDS & NOTES -- 72.7%
-----------------------------------------------------------------------------------------------------
AUTO/TRUCK PARTS & EQUIPMENT - ORIGINAL -- 2.0%
$  475,000    B-          Advance Stores Co., Inc., Company Guaranteed, 10.250% due
                            4/15/08...................................................    $   394,250
   150,000    BB          Federal-Mogul Corp., Notes, 7.375% due 1/15/06..............        109,125
   120,000    BB-         Lear Corp., Sub. Notes, 8.250% due 2/1/02...................        118,200
-----------------------------------------------------------------------------------------------------
                                                                                              621,575
-----------------------------------------------------------------------------------------------------
BUILDING - RESIDENTIAL/COMMERCIAL -- 0.2%
    75,000    BB+         Lennar Corp., Sr. Notes, 9.950% due 5/1/10..................         74,250
-----------------------------------------------------------------------------------------------------
CASINO HOTELS -- 1.4%
                          ITT Corp., Notes:
   180,000    BB+           6.250% due 11/15/00.......................................        178,650
    75,000    BB+           6.750% due 11/15/05.......................................         67,875
                          Venetian Casino Resort LLC/Las Vegas Sands, Inc., Company
                            Guaranteed:
   135,000    B-            12.250% due 11/15/04......................................        137,025
    50,000    CCC+          Step bond to yield 10.000% due 11/15/05...................         47,500
-----------------------------------------------------------------------------------------------------
                                                                                              431,050
-----------------------------------------------------------------------------------------------------
CHEMICALS -- 1.8%
   100,000    B+          Acetex Corp., Company Guaranteed, 9.750% due 10/1/03........         94,500
                          Lyondell Chemical Co.:
   225,000    BB            Secured, 9.875% due 5/1/07................................        222,750
   225,000    B+            Sr. Sub. Notes, 10.875% due 5/1/09........................        224,438
-----------------------------------------------------------------------------------------------------
                                                                                              541,688
-----------------------------------------------------------------------------------------------------
CONTAINERS - PAPER/PLASTIC -- 0.2%
    50,000    B           Huntsman Packaging Corp., 13.000% due 6/1/10#...............         51,750
-----------------------------------------------------------------------------------------------------
DISTRIBUTION/WHOLESALE -- 0.4%
   225,000    B-          Aviation Sales Co., Company Guaranteed, 8.125% due
                            2/15/08...................................................        131,625
-----------------------------------------------------------------------------------------------------
ELECTRONICS -- 1.4%
   300,000    B+          Flextronics International Ltd., Sr. Sub. Notes, 8.750% due
                            10/15/07..................................................        285,000
   140,000    B           Hadco Corp., Company Guaranteed, 9.250% due 6/15/08.........        141,750
-----------------------------------------------------------------------------------------------------
                                                                                              426,750
-----------------------------------------------------------------------------------------------------
ENERGY -- 2.6%
   400,000    BB          Pride International, Inc., Sr. Notes, 10.000% due 6/1/09....        414,000
   135,000    BBB-        PSE&G Energy Holdings, Inc., Sr. Notes, 10.000% due 10/1/09
                            (b).......................................................        141,919
   250,000    BBB-        Tucson Electric Power Co., Collateral Trust, 7.500% due
                            8/1/08 (b)................................................        231,250
-----------------------------------------------------------------------------------------------------
                                                                                              787,169
-----------------------------------------------------------------------------------------------------
FOOD & DRUG -- 1.3%
   175,000    B           Archibald Candy Corp., Company Guaranteed, 10.250% due
                            7/1/04....................................................        127,750
   300,000    B-          Duane Reade Inc., Company Guaranteed, 9.250% due 2/15/08....        267,000
-----------------------------------------------------------------------------------------------------
                                                                                              394,750
-----------------------------------------------------------------------------------------------------
FORESTRY -- 1.1%
   350,000    B+          Millar Western Forest Products, Sr. Notes, 9.875% due
                            5/15/08...................................................        329,000
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000

                             HIGH YIELD BOND TRUST

   FACE
  AMOUNT     RATING(a)                              SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
GAMING/LEISURE -- 7.3%
$  500,000    B-          Bally Total Fitness Holding Corp., Sr. Sub. Notes, 9.875%
                            due 10/15/07..............................................    $   455,000
   350,000    BB+         Harrah's Operating Co. Inc., Company Guaranteed, 7.875% due
                            12/15/05..................................................        329,875
   275,000    B           Isle of Capri Casinos, Inc., Company Guaranteed, 8.750% due
                            4/15/09...................................................        255,750
                          Park Place Entertainment Corp., Sr. Sub. Notes:
   450,000    BB+           7.875% due 12/15/05.......................................        424,125
    75,000    NR            9.375% due 2/15/07........................................         75,188
   175,000    B+          Prime Hospitality Corp., Sr. Sub. Notes, 9.750% due
                            4/1/07....................................................        169,750
                          Station Casinos, Inc., Sr. Sub. Notes:
   410,000    B+            10.125% due 3/15/06.......................................        417,175
   100,000    B+            9.875% due 7/1/10.........................................        100,750
-----------------------------------------------------------------------------------------------------
                                                                                            2,227,613
-----------------------------------------------------------------------------------------------------
HEALTH CARE -- 2.8%
   225,000    BB+         HCA - The Healthcare Corp., Notes, 7.000% due 7/1/07........        199,405
   250,000    BBB-        HEALTHSOUTH Corp., Sr. Sub. Notes, 9.500% due 4/1/01........        251,250
   275,000    BB+         Tenet Healthcare Corp., Sr. Notes, 9.250% due 9/1/10 (b)....        278,438
   125,000    B-          Unilab Corp., Sr. Sub. Notes, 12.750% due 10/1/09...........        129,375
-----------------------------------------------------------------------------------------------------
                                                                                              858,468
-----------------------------------------------------------------------------------------------------
HOUSING -- 1.3%
   250,000    B-          Atrium Cos., Inc., Company Guaranteed, 10.500% due 5/1/09...        211,875
   225,000    BB-         Beazer Homes USA, Inc., Company Guaranteed, 8.875% due
                            4/1/08....................................................        202,500
-----------------------------------------------------------------------------------------------------
                                                                                              414,375
-----------------------------------------------------------------------------------------------------
INFORMATION/TECHNOLOGY -- 1.7%
   175,000    B-          Anteon Corp., 12.000% due 5/15/09...........................        158,813
                          Viasystems Group, Inc., Sr. Sub. Notes:
   225,000    B             9.750% due 6/1/07.........................................        195,750
   175,000    B             Series B, 9.750% due 6/1/07...............................        152,250
-----------------------------------------------------------------------------------------------------
                                                                                              506,813
-----------------------------------------------------------------------------------------------------
MANUFACTURING -- 3.7%
   175,000    B+          American Axle & Manufacturing Holdings, Inc., Company
                            Guaranteed, 9.750% due 3/1/09.............................        164,063
   450,000    B           BGF Industries, Inc., Sr. Sub. Notes, 10.250% due 1/15/09...        418,500
   350,000    B-          Cherokee International LLC, Sr. Sub. Notes, 10.500% due
                            5/1/09....................................................        303,625
   300,000    B-          TransDigm Inc., Company Guaranteed, 10.375% due 12/1/08.....        259,500
-----------------------------------------------------------------------------------------------------
                                                                                            1,145,688
-----------------------------------------------------------------------------------------------------
MEDIA/ENTERTAINMENT -- 11.2%
   100,000    B2*         Adelphia Communications Corp., Sr. Notes, 8.125% due
                            7/15/03...................................................         94,750
    50,900    NR          AMFM Inc., Debentures, 12.625% due 10/31/06.................         59,680
    75,000    B-          Carmike Cinemas, Inc., Company Guaranteed, 9.375% due
                            2/1/09....................................................         41,438
                          Chancellor Media Corp., Company Guaranteed:
   400,000    B             9.000% due 10/1/08........................................        413,000
   150,000    B+            8.000% due 11/1/08........................................        151,313
   275,000    B-          Paxson Communications Corp., Sr. Sub. Notes, 11.625% due
                            10/1/02...................................................        282,563
   500,000    CCC+        Pegasus Media & Communications, Inc., Sr. Sub. Notes,
                            12.500% due 7/1/05........................................        535,000
   175,000    B-          Phoenix Color Corp., Company Guaranteed, 10.375% due
                            2/1/09....................................................        158,375

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000

                             HIGH YIELD BOND TRUST

   FACE
  AMOUNT     RATING(a)                              SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
MEDIA/ENTERTAINMENT -- 11.2% (CONTINUED)
$  250,000    CCC-        Production Resource Group LLC, Sr. Sub. Notes, 11.500% due
                            1/15/08...................................................    $    38,125
   425,000    B+          Telewest Communications PLC, Debentures, step bond to yield
                            11.000% due 10/1/07.......................................        404,813
                          Telewest Communications PLC, Sr. Discount Notes, step bond to yield:
   225,000    B+            9.250% due 4/15/09........................................        122,063
   300,000    B+            11.375% due 2/1/10........................................        161,250
   375,000    B-          T/SF Communications Corp., Company Guaranteed, 10.375% due
                            11/1/07...................................................        350,625
   500,000    B-          United International Holdings Inc., Sr. Discount Notes, step
                            bond to yield 10.750% due 2/15/08.........................        352,500
   300,000    B           United Pan-Europe Communications NV, Sr. Notes, 11.250% due
                            2/1/10....................................................        268,500
-----------------------------------------------------------------------------------------------------
                                                                                            3,433,995
-----------------------------------------------------------------------------------------------------
METALS/MINERALS -- 2.0%
   500,000    B-          Diamond Holdings PLC, Company Guaranteed, 9.125% due
                            2/1/08....................................................        465,000
   175,000    B+          National Steel Corp., First Mortgage, 9.875% due 3/1/09.....        147,000
-----------------------------------------------------------------------------------------------------
                                                                                              612,000
-----------------------------------------------------------------------------------------------------
MISCELLANEOUS MANUFACTURER -- 1.5%
   100,000    B-          Desa International Inc., Company Guaranteed, 9.875% due
                            12/15/07..................................................         80,500
    75,000    B           Jostens, Inc., 12.750% due 5/1/10#..........................         74,250
   175,000    CCC+        Samsonite Corp., Sr. Sub. Notes, 10.750% due 6/15/08........        147,000
   150,000    B-          Tekni-Plex, Inc., Sr. Sub. Notes, 12.750% due 6/15/10 (b)...        150,750
-----------------------------------------------------------------------------------------------------
                                                                                              452,500
-----------------------------------------------------------------------------------------------------
OIL & GAS DRILLING -- 1.0%
                          Cross Timbers Oil Co., Sr. Sub. Notes:
   125,000    B             9.250% due 4/1/07.........................................        122,188
   100,000    B             8.750% due 11/1/09........................................         95,500
                          R&B Falcon Corp., Sr. Notes:
    50,000    B+            6.500% due 4/15/03........................................         46,500
    50,000    B+            6.750% due 4/15/05........................................         45,250
-----------------------------------------------------------------------------------------------------
                                                                                              309,438
-----------------------------------------------------------------------------------------------------
RETAIL -- 5.4%
   390,000    B           Advance Glassfiber Yarns LLC, Sr. Sub. Notes, 9.875% due
                            1/15/09...................................................        358,800
   575,000    CCC+        J. Crew Operating Corp., Sr. Sub. Notes, 10.375% due
                            10/15/07..................................................        474,375
   500,000    BB+         Kmart Corp., Medium Term Notes, 7.900% due 12/14/00.........        497,500
    25,000    BB-         Levi Strauss & Co., Notes, 7.000% due 11/1/06...............         19,125
   150,000    B           Pantry Inc., Company Guaranteed, 10.250% due 10/15/07.......        142,500
   175,000    BB+         Saks Inc., Company Guaranteed, 8.250% due 11/15/08..........        155,324
-----------------------------------------------------------------------------------------------------
                                                                                            1,647,624
-----------------------------------------------------------------------------------------------------
SERVICES -- 3.4%
   250,000    B-          Advance Holding Corp., Debentures, step bond to yield
                            12.875% due 4/15/09.......................................        106,250
   555,000    B           AFC Enterprises, Sr. Sub. Notes, 10.250% due 5/15/07........        541,123
   310,896    B           FRD Acquisition Co., Sr. Notes, 12.500% due 7/15/04.........        116,585
   300,000    B-          Williams Scotsman, Inc., Company Guaranteed, 9.875% due
                            6/1/07....................................................        274,500
-----------------------------------------------------------------------------------------------------
                                                                                            1,038,458
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000

                             HIGH YIELD BOND TRUST

   FACE
  AMOUNT     RATING(a)                              SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 11.4%
$  125,000    B           CapRock Communications Corp., Sr. Notes, 11.500% due
                            5/1/09....................................................    $   113,125
   350,000    B-          Centennial Communications Corp., Sr. Sub. Notes, 10.750% due
                            12/15/08..................................................        341,687
 1,000,000    B+          Charter Communications Holdings LLC, Sr. Discount Notes,
                            step bond to yield 9.920% due 4/1/11......................        570,000
                          Classic Cable Inc.:
   225,000    B-            Company Guaranteed, 9.375% due 8/1/09.....................        197,438
   175,000    NR            Sr. Sub. Notes, 10.500% due 3/1/10........................        162,313
   150,000    NR          Dobson Communications Corp., Sr. Notes, 10.875% due
                            7/1/10....................................................        151,500
                          Exodus Communications, Inc., Sr. Notes:
   300,000    B             10.750% due 12/15/09......................................        291,000
   100,000    B             11.625% due 7/15/10.......................................        100,750
   100,000    BB          Global Crossing Ltd., Company Guaranteed, 9.500% due
                            11/15/09..................................................         97,000
   300,000    B           Level 3 Communications, Inc., Sr. Notes, 9.125% due
                            5/1/08....................................................        270,750
   325,000    B+          McLeodUSA Inc., Sr. Notes, 8.125% due 2/15/09...............        294,125
   100,000    B           Nextel Communications, Inc., Sr. Notes, 9.375% due
                            11/15/09..................................................         96,000
   500,000    B-          NTL Inc., Sr. Notes, step bond to yield 9.750% due 4/1/08...        313,750
   175,000    B-          Primus Telecommunications Group, Inc., Sr. Notes, 12.750%
                            due 10/15/09..............................................        140,875
   300,000    BBB+        Qwest Communications International Inc., Sr. Discount Notes,
                            step bond to yield 8.290% due 2/1/08......................        237,000
   150,000    B-          Viatel, Inc., Sr. Notes, 11.500% due 3/15/09................        114,750
-----------------------------------------------------------------------------------------------------
                                                                                            3,492,063
-----------------------------------------------------------------------------------------------------
TEXTILES -- 4.8%
   600,000    B+          Avondale Mills, Inc., Company Guaranteed, 10.250% due
                            5/1/06....................................................        567,000
   175,000    B           Dan River Inc., Sr. Sub. Notes, 10.125% due 12/15/03........        170,625
   125,000    B           Norton Co., Company Guaranteed, 12.500% due 6/1/05..........        112,500
   215,000    B-          Supreme International Corp., Company Guaranteed, 12.250% due
                            4/1/06....................................................        205,325
   425,000    B-          Tropical Sportswear International Corp., Company Guaranteed,
                            11.000% due 6/15/08.......................................        410,125
-----------------------------------------------------------------------------------------------------
                                                                                            1,465,575
-----------------------------------------------------------------------------------------------------
TRANSPORTATION -- 2.8%
   325,000    B           Atlas Air, Inc., Sr. Notes, 10.750% due 8/1/05..............        331,905
   125,000    BB-         Continental Airlines, Inc., Sr. Notes, 9.500% due
                            12/15/01..................................................        127,967
   400,000    B-          Pacer International, Inc., Company Guaranteed, 11.750% due
                            6/1/07....................................................        401,000
-----------------------------------------------------------------------------------------------------
                                                                                              860,872
-----------------------------------------------------------------------------------------------------
                          TOTAL CORPORATE BONDS & NOTES (Cost -- $23,948,183).........     22,255,089
-----------------------------------------------------------------------------------------------------
FOREIGN CORPORATE BOND -- 0.8%
-----------------------------------------------------------------------------------------------------
TRANSPORTATION SERVICES -- 0.8%
   250,000    B           CHC Helicopter Corp., 11.750% due 7/15/07
                            (Cost -- $231,523)........................................        237,254
-----------------------------------------------------------------------------------------------------
    SHARES                                          SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCK -- 0.1%
-----------------------------------------------------------------------------------------------------
HOTELS & MOTELS -- 0.1%
     2,250                Prime Hospitality Corp.+ (Cost -- $19,140)..................         21,234
-----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000

                             HIGH YIELD BOND TRUST

  SHARES                                         SECURITY                                 VALUE
--------------------------------------------------------------------------------------------------
PREFERRED STOCK -- 4.0%
--------------------------------------------------------------------------------------------------
ENERGY -- 0.7%
     2,299             R&B Falcon Corp., 13.875%...................................    $   260,470
--------------------------------------------------------------------------------------------------
INDUSTRIAL -- 0.2%
     3,500             Eagle-Picher Industries, Inc., 11.750% Exchangeable
                         3/1/08....................................................         88,375
--------------------------------------------------------------------------------------------------
MEDIA/ENTERTAINMENT -- 0.5%
        --             Paxson Communications Corp., 12.500% Exchangeable
                         10/31/06..................................................             86
--------------------------------------------------------------------------------------------------
TECHNOLOGY -- 0.4%
     9,367             Viasystems Group, Inc., Series B, 8.000%+...................        168,611
--------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 2.2%
     5,500             Global Crossing Ltd., 10.500%...............................        532,125
     1,850             Rural Cellular Corp., 12.250%...............................        176,213
--------------------------------------------------------------------------------------------------
                                                                                           708,338
--------------------------------------------------------------------------------------------------
                       TOTAL PREFERRED STOCK (Cost -- $1,114,943)..................      1,225,880
--------------------------------------------------------------------------------------------------
WARRANTS -- 0.3%
     2,000             R&B Falcon Corp., Expire 5/1/09 (b)+ (Cost -- $18,868)......        100,000
--------------------------------------------------------------------------------------------------
                       SUB-TOTAL INVESTMENTS (Cost -- $25,332,657).................     23,839,457
--------------------------------------------------------------------------------------------------
   FACE
  AMOUNT                                    SECURITY                                      VALUE
--------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 22.1%
$6,767,000             CS First Boston Corp., 6.550% due 7/3/00; Proceeds at
                         maturity -- $6,770,694; (Fully collateralized by U.S.
                         Treasury Notes, 6.250% due 1/31/02;
                       Market value -- $6,902,898) (Cost -- $6,767,000)............      6,767,000
--------------------------------------------------------------------------------------------------
                       TOTAL INVESTMENTS -- 100% (Cost -- $32,099,657**)...........    $30,606,457
--------------------------------------------------------------------------------------------------

(a) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service, Inc.
(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
 #  Security has been issued with attached warrants.
 +  Non-income producing security.
**  Aggregate cost for Federal income tax purposes is substantially the same.

   See page 22 for definition of bond ratings.

                      SUMMARY OF BONDS BY COMBINED RATINGS

                 STANDARD &  % OF TOTAL CORPORATE
MOODY'S  AND/OR    POOR'S       BONDS & NOTES
-------------------------------------------------
  Baa               BBB               3.9%
  Ba                 BB              15.8
   B                 B               72.7
  Caa               CCC               5.6
  NR                 NR               2.0
-------------------------------------------------
                                    100.0%
-------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 BOND RATINGS (UNAUDITED)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "C" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA     --   Bonds rated "AAA" has the highest rating assigned by
             Standard & Poor's. Capacity to pay interest and repay
             principal is extremely strong.
AA      --   Bonds rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.
A       --   Bonds rated "A" has a strong capacity to pay interest and
             repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB     --   Bonds rated "BBB" are regarded as having an adequate
             capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse
             economic conditions or changing circumstances are more
             likely to lead to a weakened capacity to pay interest and
             repay principal for bonds in this category than for bonds in higher rated categories.
BB, B   --   Bonds rated "BB" and "B" are regarded, on balance, as
and CCC      predominantly speculative with respect to capacity to pay
             interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of
             speculation than "B", and "CCC" the highest degree of
             speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by
             large uncertainties or major risk exposures to adverse
             conditions.
C       --   The rating "C" is reserved for income bonds on which no
             interest is being paid.
D       --   Bonds rated "D" are in default, and payment of interest
             and/or repayment of principal is in arrears.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "C", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa     --   Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are
             generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin
             and principal is secure. While the various protective
             elements are likely to change, such changes as can be
             visualized are most unlikely to impair the fundamentally
             strong position of such issues.
Aa      --   Bonds rated "Aa" are judged to be of high quality by all
             standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated
             lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of
             protective elements may be of greater amplitude or there may be other elements present which make the long-term risks
             appear somewhat larger than in "Aaa" securities.
A       --   Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations.
             Factors giving security to principal and interest are
             considered adequate but elements may be present which
             suggest a susceptibility to impairment some time in the
             future.
Baa     --   Bonds rated "Baa" are considered to be medium grade
             obligations; that is, they are neither highly protected nor poorly secured. Interest payment and principal security
             appear adequate for the present but certain protective
             elements may be lacking or may be characteristically
             unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have
             speculative characteristics as well.
Ba      --   Bonds rated "Ba" are judged to have speculative elements;
             their future cannot be considered as well assured. Often the protection of interest and principal payments may be very
             moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position
             characterizes bonds in this class.
B       --   Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa     --   Bonds rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with
             respect to principal or interest.
Ca      --   Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C       --   Bonds rated "C" are the lowest rated class of bonds, and
             issues so rated can be regarded as having extremely poor
             prospects of ever attaining any real investment standing.
NR      --   Indicates that the bond is not rated by Standard & Poor's or
             Moody's.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000

                           CAPITAL APPRECIATION FUND

   SHARES                                SECURITY                                VALUE
-------------------------------------------------------------------------------------------
COMMON STOCK -- 88.3%
-------------------------------------------------------------------------------------------
ADVERTISING -- 1.2%
     676,770   DoubleClick Inc.+...........................................  $   25,801,856
-------------------------------------------------------------------------------------------
BEVERAGE -- 1.4%
     534,040   Coca-Cola Co. ..............................................      30,673,923
-------------------------------------------------------------------------------------------
COMMUNICATIONS -- 5.0%
     597,710   3Com Corp.+.................................................      34,443,039
     662,825   Nextel Communications, Inc.+................................      40,556,605
     519,710   Nortel Networks Corp........................................      35,470,207
-------------------------------------------------------------------------------------------
                                                                                110,469,851
-------------------------------------------------------------------------------------------
COMPUTERS -- 4.6%
   1,414,190   Apple Computer, Inc.+.......................................      74,068,201
     561,730   Dell Computer Corp.+........................................      27,700,311
-------------------------------------------------------------------------------------------
                                                                                101,768,512
-------------------------------------------------------------------------------------------
DIVERSIFIED OPERATIONS -- 7.3%
   1,491,195   General Electric Co. .......................................      79,033,335
   1,080,580   Time Warner Inc. ...........................................      82,124,080
-------------------------------------------------------------------------------------------
                                                                                161,157,415
-------------------------------------------------------------------------------------------
DRUGS & HEALTH CARE -- 5.4%
   1,036,100   MedImmune, Inc.+............................................      76,671,400
     877,155   Pfizer Inc. ................................................      42,103,440
-------------------------------------------------------------------------------------------
                                                                                118,774,840
-------------------------------------------------------------------------------------------
ELECTRONICS -- 10.5%
     702,720   EMC Corp.+..................................................      54,065,520
     404,160   General Motors Corp., Class H Shares+.......................      35,465,040
   2,036,520   Texas Instruments Inc. .....................................     139,883,468
-------------------------------------------------------------------------------------------
                                                                                229,414,028
-------------------------------------------------------------------------------------------
ENTERTAINMENT -- 0.0%
          84   Acclaim Entertainment, Inc.+................................              47
-------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 8.6%
   2,171,760   Charles Schwab Corp.........................................      73,025,430
   1,400,000   Morgan Stanley Dean Witter & Co.............................     116,550,000
-------------------------------------------------------------------------------------------
                                                                                189,575,430
-------------------------------------------------------------------------------------------
INSURANCE -- 1.9%
     355,191   American International Group, Inc...........................      41,734,972
-------------------------------------------------------------------------------------------
INTERNET -- 12.1%
   1,857,200   America Online, Inc.+.......................................      97,967,300
   2,032,980   Cisco Systems, Inc.+........................................     129,221,291
     309,510   Yahoo! Inc.+................................................      38,340,551
-------------------------------------------------------------------------------------------
                                                                                265,529,142
-------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000

                           CAPITAL APPRECIATION FUND

   SHARES                                SECURITY                                VALUE
-------------------------------------------------------------------------------------------
RETAIL -- 1.9%
     842,957   Home Depot, Inc.............................................  $   42,095,190
-------------------------------------------------------------------------------------------
SOFTWARE -- 14.5%
     445,900   Intuit Inc.+................................................      18,449,113
     476,215   Microsoft Corp.+............................................      38,097,200
   1,927,710   VERITAS Software Corp.+.....................................     217,861,350
   1,029,095   Vodafone AirTouch PLC.......................................      42,643,124
-------------------------------------------------------------------------------------------
                                                                                317,050,787
-------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 13.9%
     501,805   Level 3 Communications, Inc.+...............................      44,158,840
   2,956,160   Nokia Oyj, Sponsored ADR....................................     147,623,240
   1,608,175   Sprint PCS Group+...........................................      95,686,412
     292,205   Telefonos de Mexico SA de CV................................      16,692,211
-------------------------------------------------------------------------------------------
                                                                                304,160,703
-------------------------------------------------------------------------------------------
               TOTAL COMMON STOCK (Cost -- $1,064,379,572).................   1,938,206,696
-------------------------------------------------------------------------------------------
FOREIGN STOCK -- 0.8%
-------------------------------------------------------------------------------------------
UNITED KINGDOM -- 0.8%
   4,101,991   Vodafone AirTouch PLC (Cost -- $20,556,905).................      16,642,701
-------------------------------------------------------------------------------------------
               SUB-TOTAL INVESTMENTS (Cost -- $1,084,936,477)..............   1,954,849,397
-------------------------------------------------------------------------------------------
    FACE
   AMOUNT                                SECURITY                                VALUE
-------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 10.9%
$238,479,000   Morgan Stanley Dean Witter & Co., 6.500% due 7/3/00;
                 Proceeds at maturity -- $230,608,176; (Fully collateralized by
                 U.S. Treasury Bonds, 9.250% due 2/15/16; Market value --
                 $243,294,920) (Cost -- $238,479,000)..................     238,479,000
-------------------------------------------------------------------------------------------
               TOTAL INVESTMENTS -- 100% (Cost -- $1,323,415,477**)........  $2,193,328,397
-------------------------------------------------------------------------------------------

 + Non-income producing security.
** Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000

                             MONEY MARKET PORTFOLIO

        FACE                                                                          ANNUALIZED
       AMOUNT                                     SECURITY                              YIELD         VALUE
---------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER -- 93.2%
     $4,300,000         Alcoa Inc. matures 7/18/00..................................   6.60  %     $  4,288,265
      5,000,000         American Express Credit Corp. matures 7/6/00................   6.71           4,997,208
      5,000,000         Asset Securitization Corp. matures 7/21/00..................   6.58           4,983,675
      3,300,000         Becton, Dickinson & Co. matures 8/1/00......................   6.61           3,282,615
      5,400,000         Bell Atlantic Financial Corp. matures 7/19/00...............   6.62           5,384,280
      5,000,000         The Coca-Cola Co. matures 7/12/00...........................   6.60           4,991,800
      5,000,000         Delaware Funding Corp. matures 7/7/00.......................   6.57           4,996,372
      5,100,000         Electronic Data Systems Corp. matures 7/5/00................   6.96           5,098,031
      4,500,000         Exxon Asset Management matures 7/3/00.......................   6.90           4,500,000
      5,250,000         Ford Motor Credit Co. matures 7/7/00........................   6.58           5,246,173
      3,000,000         The Gap, Inc. matures 8/15/00...............................   6.61           2,976,529
      5,000,000         General Dynamics Corp. matures 7/12/00......................   6.54           4,991,875
      5,250,000         General Electric Capital Corp. matures 7/27/00..............   6.58           5,227,110
      5,000,000         General Motors Acceptance Corp. matures 7/14/00.............   6.55           4,990,054
      5,370,000         Household Finance Corp. matures 7/3/00......................   6.90           5,370,000
      5,000,000         Morgan Stanley Dean Witter & Co. matures 7/25/00............   6.62           4,979,894
      5,000,000         Newell Co. matures 7/5/00...................................   6.54           4,998,192
      5,000,000         Potomac Electric Power Co. matures 7/10/00..................   6.54           4,993,681
      4,600,000         Providian Master Trust matures 7/14/00......................   6.60           4,590,765
      5,300,000         Prudential Funding Co. matures 7/5/00.......................   6.60           5,298,060
      3,000,000         Transamerica Finance Corp. matures 7/26/00..................   6.64           2,987,350
      5,000,000         Union Bank of Switzerland matures 7/5/00....................   6.76           4,998,125
---------------------------------------------------------------------------------------------------------------
                        TOTAL COMMERCIAL PAPER (Cost -- $104,170,054)...............                104,170,054
---------------------------------------------------------------------------------------------------------------
FOREIGN CORPORATE NOTE -- 4.1%
      4,600,000         The Goldman Sachs Group, Inc. matures 7/10/00                  6.62
                        (Cost -- $4,594,097)........................................                  4,594,097
---------------------------------------------------------------------------------------------------------------
MEDIUM-TERM NOTE  -- 2.7%
      3,000,000         Associates Corp. of North America matures 6/15/01              6.77
                        (Cost -- $3,000,000)........................................                  3,000,000
---------------------------------------------------------------------------------------------------------------
                        TOTAL INVESTMENTS -- 100% (Cost -- $111,764,151**)..........               $111,764,151
---------------------------------------------------------------------------------------------------------------

** Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)                  JUNE 30, 2000

                                                     MANAGED      HIGH YIELD       CAPITAL          MONEY
                                                      ASSETS         BOND        APPRECIATION       MARKET
                                                      TRUST          TRUST           FUND         PORTFOLIO
-------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at cost...........................  $289,905,025   $25,332,657   $1,084,936,477   $111,764,151
  Repurchase agreements, at cost.................     2,934,000     6,767,000      238,479,000             --
-------------------------------------------------------------------------------------------------------------
  Investments, at value..........................  $345,705,128   $23,839,457   $1,954,849,397   $111,764,151
  Repurchase agreements, at value................     2,934,000     6,767,000      238,479,000             --
  Cash...........................................           286           652              986         78,077
  Dividends and interest receivable..............     2,208,803       531,895          345,758          2,987
  Receivable for securities sold.................        71,700       560,048               --             --
-------------------------------------------------------------------------------------------------------------
  TOTAL ASSETS...................................   350,919,917    31,699,052    2,193,675,141    111,845,215
-------------------------------------------------------------------------------------------------------------
LIABILITIES:
  Investment advisory fees payable...............       142,138        12,959        1,373,294         15,389
  Administration fees payable....................        17,093         1,099          109,387         10,751
  Payable for securities purchased...............            --       632,495               --             --
  Dividends payable..............................            --            --               --        326,162
  Accrued expenses...............................        63,348        15,399           50,106         33,178
-------------------------------------------------------------------------------------------------------------
  TOTAL LIABILITIES..............................       222,579       661,952        1,532,787        385,480
-------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS.................................  $350,697,338   $31,037,100   $2,192,142,354   $111,459,735
-------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital................................  $275,828,754   $32,876,799   $1,326,725,706   $111,459,179
  Undistributed net investment income (loss).....     4,003,642     1,313,344         (387,275)           343
  Accumulated net realized gain (loss) from
     security transactions, futures contracts and
     foreign currencies..........................    15,064,839    (1,654,533)      (4,117,460)           213
  Net unrealized appreciation (depreciation) of
     investments and foreign currencies..........    55,800,103    (1,498,510)     869,921,383             --
-------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS.................................  $350,697,338   $31,037,100   $2,192,142,354   $111,459,735
-------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING...............................    18,732,018     3,532,587       21,096,423    111,459,179
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, PER SHARE.......................        $18.72         $8.79          $103.91          $1.00
-------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS (UNAUDITED)     FOR THE SIX MONTHS ENDED JUNE 30, 2000

                                                          MANAGED     HIGH YIELD      CAPITAL        MONEY
                                                          ASSETS         BOND       APPRECIATION     MARKET
                                                           TRUST         TRUST          FUND       PORTFOLIO
-------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest............................................  $ 3,784,296   $ 1,407,103   $  6,262,929   $3,335,367
  Dividends...........................................    1,227,744        28,875      2,267,359           --
  Less: Foreign withholding tax.......................       (6,164)           --       (186,714)          --
-------------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME.............................    5,005,876     1,435,978      8,343,574    3,335,367
-------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees (Note 3)...................      844,646        76,309      7,956,694      175,448
  Administration fees (Note 3)........................      101,357         9,157        636,536       32,561
  Audit and legal.....................................       16,409        13,227         17,469       14,275
  Shareholder communications..........................       15,058         4,972         62,938        7,956
  Custody.............................................       10,786         4,525         25,690        6,039
  Shareholder and system servicing fees...............        7,603         7,636          7,450        8,010
  Pricing service fees................................        2,932         4,226             --           --
  Trustees' fees......................................        1,989         2,074          1,989        2,088
  Registration fees...................................           --            --         33,800           --
  Other...............................................          994           497          3,179        3,877
-------------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES......................................    1,001,774       122,623      8,745,745      250,254
  Less: Expense reimbursement.........................           --            --             --      (35,110)
-------------------------------------------------------------------------------------------------------------
  NET EXPENSES........................................    1,001,774       122,623      8,745,745      215,144
-------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)..........................    4,004,102     1,313,355       (402,171)   3,120,223
-------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCIES (NOTES 4 AND
6):
  Realized Gain (Loss) From:
     Security transactions (excluding short-term
       securities*)...................................   14,231,791      (302,756)     5,957,151          213
     Futures contracts................................      621,238            --             --           --
     Foreign currency transactions....................           --            --         15,330           --
-------------------------------------------------------------------------------------------------------------
  NET REALIZED GAIN (LOSS)............................   14,853,029      (302,756)     5,972,481          213
-------------------------------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation (Depreciation)
  of Investments and Foreign Currencies:
     Beginning of period..............................   65,550,577      (836,216)   905,748,863           --
     End of period....................................   55,800,103    (1,498,510)   869,921,383           --
-------------------------------------------------------------------------------------------------------------
  CHANGE IN NET UNREALIZED APPRECIATION
  (DEPRECIATION)......................................   (9,750,474)     (662,294)   (35,827,480)          --
-------------------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS
  AND FOREIGN CURRENCIES..............................    5,102,555      (965,050)   (29,854,999)         213
-------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.....  $ 9,106,657   $   348,305   $(30,257,170)  $3,120,436
-------------------------------------------------------------------------------------------------------------

* Except for Money Market Portfolio where the net realized gains are only from the sale of short-term securities.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)
                                          FOR THE SIX MONTHS ENDED JUNE 30, 2000

                                                    MANAGED      HIGH YIELD       CAPITAL           MONEY
                                                     ASSETS         BOND        APPRECIATION       MARKET
                                                     TRUST          TRUST           FUND          PORTFOLIO
-------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss)..................  $  4,004,102   $ 1,313,355   $     (402,171)  $   3,120,223
  Net realized gain (loss)......................    14,853,029      (302,756)       5,972,481             213
  Change in net unrealized appreciation
     (depreciation).............................    (9,750,474)     (662,294)     (35,827,480)             --
-------------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM
     OPERATIONS.................................     9,106,657       348,305      (30,257,170)      3,120,436
-------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 2):
  Net investment income.........................    (6,657,840)   (2,577,225)        (753,152)     (3,119,880)
  Net realized gains............................   (40,976,421)           --      (76,133,308)             --
-------------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS...............................   (47,634,261)   (2,577,225)     (76,886,460)     (3,119,880)
-------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 11):
  Net proceeds from sale of shares..............    11,660,951     3,800,885      321,919,572     425,275,568
  Net asset value of shares issued for
     reinvestment of dividends..................    47,634,261     2,577,225       76,886,460       3,048,691
  Cost of shares reacquired.....................    (9,508,224)   (3,428,682)     (14,681,219)   (436,834,964)
-------------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM FUND
     SHARE TRANSACTIONS.........................    49,786,988     2,949,428      384,124,813      (8,510,705)
-------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...............    11,259,384       720,508      276,981,183      (8,510,149)
NET ASSETS:
  Beginning of period...........................   339,437,954    30,316,592    1,915,161,171     119,969,884
-------------------------------------------------------------------------------------------------------------
  END OF PERIOD*................................  $350,697,338   $31,037,100   $2,192,142,354   $ 111,459,735
-------------------------------------------------------------------------------------------------------------
* Includes undistributed (overdistributed) net
  investment income of:.........................    $4,003,642    $1,313,344        $(387,275)           $343
-------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
                                            FOR THE YEAR ENDED DECEMBER 31, 1999

                                                    MANAGED      HIGH YIELD       CAPITAL           MONEY
                                                     ASSETS         BOND        APPRECIATION       MARKET
                                                     TRUST          TRUST           FUND          PORTFOLIO
-------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income.........................  $  6,636,925   $ 2,585,031   $      915,746   $   3,230,152
  Net realized gain (loss)......................    40,472,567      (471,386)      66,040,552            (256)
  Change in net unrealized appreciation
     (depreciation).............................    (5,721,663)     (884,302)     540,542,954              --
-------------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS........    41,387,829     1,229,343      607,499,252       3,229,896
-------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
  Net investment income.........................    (5,732,184)   (2,318,362)      (1,059,153)     (3,229,896)
  Net realized gains............................   (17,063,313)           --      (30,268,189)             --
-------------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS...............................   (22,795,497)   (2,318,362)     (31,327,342)     (3,229,896)
-------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 11):
  Net proceeds from sale of shares..............    33,514,225     7,595,331      470,330,702     388,474,577
  Net asset value of shares issued for
     reinvestment of dividends..................    22,795,497     2,318,362       31,327,342       3,049,209
  Cost of shares reacquired.....................   (11,645,774)   (6,596,523)     (53,529,706)   (313,623,231)
-------------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM FUND SHARE
     TRANSACTIONS...............................    44,663,948     3,317,170      448,128,338      77,900,555
-------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS..........................    63,256,280     2,228,151    1,024,300,248      77,900,555
NET ASSETS:
  Beginning of year.............................   276,181,674    28,088,441      890,860,923      42,069,329
-------------------------------------------------------------------------------------------------------------
  END OF YEAR*..................................  $339,437,954   $30,316,592   $1,915,161,171   $ 119,969,884
-------------------------------------------------------------------------------------------------------------
* Includes undistributed net investment income
  of:...........................................    $6,657,380    $2,577,214         $752,718              --
-------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

     1.  SIGNIFICANT ACCOUNTING POLICIES

     The Managed Assets Trust, High Yield Bond Trust, Capital Appreciation Fund and Money Market Portfolio (collectively, "Fund(s)") are each a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment companies. Shares of the Funds are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts.

     The significant accounting policies consistently followed by the Funds are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price were reported and U.S. government and agency obligations are valued at the mean between the last reported bid and asked prices or on the basis of quotations received from reputable brokers or other recognized sources; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value;
(e) securities, other than U.S. government agencies and obligations, that have a maturity of 60 days or more are valued at prices based on market quotations for securities of similar type, yield and maturity; (f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis and dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1999, reclassifications were made to the capital accounts of the Managed Assets Trust, High Yield Bond Trust and Capital Appreciation Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, for the High Yield Bond Trust, a portion of accumulated net realized loss amounting to $748,206 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; (k) the Funds intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     2.  DIVIDENDS

     Money Market Portfolio declares and records a dividend of substantially all of its net investment income on each business day. Such dividends are paid or reinvested on the payable date.

     3.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS

     Travelers Asset Management International Company LLC ("TAMIC"), an indirect wholly owned subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager and advisor to the Managed Assets Trust ("MAT"), High Yield Bond Trust ("HYBT"), Capital Appreciation Fund ("CAF") and Money Market Portfolio ("MMP"). MAT, CAF and MMP pay TAMIC an investment management and advisory fee calculated at the annual rate of 0.50%, 0.75% and 0.3233%, respectively of its average daily net assets. HYBT pays TAMIC an investment management and advisory fee calculated at an annual rate of 0.50% on the first $50,000,000, 0.40% on the next $100,000,000, 0.30% on the next $100,000,000 and 0.25% on the amount over
$250,000,000 of its average daily net assets. This fee is calculated daily and paid monthly.

     TAMIC has a sub-advisory agreement with The Travelers Investment Management Company, Inc. ("TIMCO"), an indirect wholly owned subsidiary of Citigroup. Pursuant to the sub-advisory agreement, TIMCO is responsible for the day-to-day portfolio operations and investment decisions for MAT. As a result, TAMIC pays TIMCO, as sub-advisor, 0.25% of the average daily net assets of MAT.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     TAMIC also has a sub-advisory agreement with Janus Capital Corporation ("Janus"). Pursuant to the sub-advisory agreement, Janus is responsible for the day-to-day portfolio operations and investment decisions for CAF. As a result, TAMIC pays Janus, as sub-advisor, 0.55% of the average daily net assets of CAF.

     Travelers Insurance Company ("Travelers Insurance") acts as administrator to the Funds. The Funds pay Travelers Insurance an administration fee calculated at an annual rate of 0.06% of its average daily net assets. Travelers Insurance has entered into a sub-administrative services agreement with SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"). Travelers Insurance pays SSBC, as sub-administrator, a fee calculated at an annual rate of 0.06% for the average daily net assets of each Fund. This fee is calculated daily and paid monthly.

     Citi Fiduciary Trust Company ("CFTC"), formerly known as Smith Barney Private Trust Company, another subsidiary of Citigroup, acts as the Funds transfer agent. CFTC receives account fees and asset-based fees that vary according to the size and type of account. During the six months ended June 30, 2000, MAT, HYBT, CAF and MMP each paid transfer agent fees of $2,500 to CFTC.

     For the six months ended June 30, 2000, Travelers Insurance reimbursed expenses of $35,110 for MMP.

     For the six months ended June 30, 2000, Salomon Smith Barney Inc. and its affiliates received brokerage commissions of $12,157.

     One Trustee and all officers of the Funds are employees of Citigroup or its subsidiaries.

     4.  INVESTMENTS

     During the six months ended June 30, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                                                MANAGED         HIGH         CAPITAL
                                                                 ASSETS      YIELD BOND    APPRECIATION
                                                                 TRUST          TRUST          FUND
-------------------------------------------------------------------------------------------------------
Purchases...................................................   $98,911,958   $11,285,838   $420,743,788
-------------------------------------------------------------------------------------------------------
Sales.......................................................    92,719,134    10,227,751    131,698,183

--------------------------------------------------------------------------------

     At June 30, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                MANAGED         HIGH         CAPITAL
                                                                 ASSETS      YIELD BOND    APPRECIATION
                                                                 TRUST          TRUST          FUND
-------------------------------------------------------------------------------------------------------
Gross unrealized appreciation...............................  $ 66,208,499   $   462,263   $969,493,637
Gross unrealized depreciation...............................   (10,408,396)   (1,955,463)   (99,580,717)
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)..................  $ 55,800,103   $(1,493,200)  $869,912,920
-------------------------------------------------------------------------------------------------------

     5.  REPURCHASE AGREEMENTS

     The Funds purchase (and their custodian takes possession of) U.S. Government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Funds require continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

     6.  FUTURES CONTRACTS

     Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian and is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

When the contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Funds' basis in the contract.

     The Funds enter into such contracts to hedge portions of their respective portfolios. The Funds bear the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

     At June 30, 2000, the Funds had no open futures contracts.

     7.  OPTIONS CONTRACTS

     Premiums paid when put or call options are purchased by the Funds, represent investments, which are "marked-to-market" daily. When a purchased option expires, the Funds will realize a loss in the amount of the premium paid. When the Funds enter into closing sales transactions, the Funds will realize a gain or loss depending on whether the proceeds from the closing sales transactions are greater or less than the premium paid for the option. When the Funds exercise a put option, they will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Funds exercise a call option, the cost of the security which the Funds purchase upon exercise will be increased by the premium originally paid.

     At June 30, 2000, the Funds had no open purchased call or put option contracts.

     8.  SECURITIES TRADED ON A TO-BE-ANNOUNCED BASIS

     The Funds may trade securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Funds commit to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA/FNMA transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Funds, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

     At June 30, 2000, the Funds held no TBA securities.

     9.  CAPITAL LOSS CARRYFORWARD

     At December 31, 1999, HYBT had, for Federal income tax purposes, approximately $705,000 of capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses can be used to offset realized capital gains, it is probable that such gains will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on December 31 of the year indicated:

                                                   2000        2001       2002        2004        2007
--------------------------------------------------------------------------------------------------------
Carryforward Amounts..........................    $48,000    $135,000    $38,000    $342,000    $142,000
--------------------------------------------------------------------------------------------------------

     10.  FOREIGN SECURITIES

     Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     11.  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of each Fund were as follows:

                                                              SIX MONTHS ENDED       YEAR ENDED
                                                                JUNE 30, 2000     DECEMBER 31, 1999
---------------------------------------------------------------------------------------------------
MANAGED ASSETS TRUST
Shares sold.................................................         555,076           1,654,617
Share issued on reinvestment................................       2,556,857           1,187,265
Shares reacquired...........................................        (452,845)           (581,353)
---------------------------------------------------------------------------------------------------
Net Increase................................................       2,659,088           2,260,529
---------------------------------------------------------------------------------------------------
HIGH YIELD BOND TRUST
Shares sold.................................................         401,899             776,247
Shares issued on reinvestment...............................         292,866             245,327
Shares reacquired...........................................        (363,372)           (671,120)
---------------------------------------------------------------------------------------------------
Net Increase................................................         331,393             350,454
---------------------------------------------------------------------------------------------------
CAPITAL APPRECIATION FUND
Shares sold.................................................       2,890,263           5,582,389
Share issued on reinvestment................................         739,364             400,399
Shares reacquired...........................................        (136,118)           (626,790)
---------------------------------------------------------------------------------------------------
Net Increase................................................       3,493,509           5,355,998
---------------------------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO
Shares sold.................................................     425,275,568         388,474,577
Share issued on reinvestment................................       3,048,691           3,049,209
Shares reacquired...........................................    (436,834,964)       (313,623,231)
---------------------------------------------------------------------------------------------------
Net Increase (Decrease).....................................      (8,510,705)         77,900,555
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
For a share of beneficial interest outstanding throughout each year ended December 31, except where noted:

       MANAGED ASSETS TRUST          2000(1)         1999          1998          1997          1996        1995
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD...........................    $21.12        $19.99        $17.65        $14.98        $15.50      $12.85
-----------------------------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
  Net investment income............      0.21          0.39          0.41          0.48          0.46        0.49
  Net realized and unrealized
     gain..........................      0.34          2.30          3.27          2.70          1.50        2.83
-----------------------------------------------------------------------------------------------------------------
Total Income From Operations.......      0.55          2.69          3.68          3.18          1.96        3.32
-----------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM(2):
  Net investment income............     (0.41)        (0.39)        (0.47)        (0.12)        (0.89)      (0.50)
  Net realized gains...............     (2.54)        (1.17)        (0.87)        (0.39)        (1.59)      (0.17)
-----------------------------------------------------------------------------------------------------------------
Total Distributions................     (2.95)        (1.56)        (1.34)        (0.51)        (2.48)      (0.67)
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.....    $18.72        $21.12        $19.99        $17.65        $14.98      $15.50
-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN.......................      2.66%++      14.22%        21.44%        21.31%        13.78%      27.12%
-----------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD
  (000'S)..........................  $350,697      $339,438      $276,182      $223,870      $188,610    $171,276
-----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3)......................      0.60%+        0.60%         0.60%         0.63%         0.58%       0.58%
  Net investment income............      2.38+         2.17          2.30          2.91          3.51        3.49
-----------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE............        28%           51%           74%           90%          108%        110%
-----------------------------------------------------------------------------------------------------------------

       HIGH YIELD BOND TRUST         2000(1)(4)        1999          1998          1997          1996        1995
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD...........................      $9.47          $9.85         $9.89         $8.49         $9.00       $8.49
-------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income............       0.36           0.81          0.77          0.76          0.91        0.80
  Net realized and unrealized gain
     (loss)........................      (0.25)         (0.38)        (0.13)         0.65          0.41        0.41
-------------------------------------------------------------------------------------------------------------------
Total Income From Operations.......       0.11           0.43          0.64          1.41          1.32        1.21
-------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM(2):
  Net investment income............      (0.79)         (0.81)        (0.68)        (0.01)        (1.83)      (0.70)
-------------------------------------------------------------------------------------------------------------------
Total Distributions................      (0.79)         (0.81)        (0.68)        (0.01)        (1.83)      (0.70)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.....      $8.79          $9.47         $9.85         $9.89         $8.49       $9.00
-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN.......................       1.20%++        4.42%         6.56%        16.56%        16.05%      15.47%
-------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD
  (000'S)..........................    $31,037        $30,317       $28,088       $25,272       $17,291     $12,902
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3)(5)...................       0.81%+         0.81%         0.82%         0.84%         0.97%       1.25%
  Net investment income............       8.63+          8.85          8.42          9.04         11.01        9.37
-------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE............         45%           112%          147%          137%           84%        222%
-------------------------------------------------------------------------------------------------------------------

(1) For the six months ended June 30, 2000 (unaudited).

(2) Distributions from realized gains include both net realized short-term and long-term capital gains. Prior to 1996 net realized short-term capital gains were included in distributions from net investment income.

(3) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.25%.

(4) Per share amounts have been calculated using the monthly average shares method.

(5) The ratio of expenses to average net assets reflects an expense reimbursement by Travelers Insurance in connection with voluntary expense limitations. Without the expense reimbursement, the ratio of expenses to average net assets would have been 1.28% for the year ended December 31, 1995.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 +  Annualized.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of beneficial interest outstanding throughout each year ended December 31, except where noted:

   CAPITAL APPRECIATION FUND       2000(1)                        1999           1998            1997        1996          1995
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD........................     $108.80                       $72.74        $46.32        $36.72        $33.18        $24.50
---------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income
     (loss).....................       (0.03)                        0.04          0.06          0.19          0.23          0.24
  Net realized and unrealized
     gain (loss)................       (1.07)                       38.08         28.07          9.41          8.49          8.61
---------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From
  Operations....................       (1.10)                       38.12         28.13          9.60          8.72          8.85
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM(2):
  Net investment income.........       (0.04)                       (0.07)        (0.18)           --         (0.41)        (0.17)
  Net realized gains............       (3.75)                       (1.99)        (1.53)        (0.00)*       (4.77)           --
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions.............       (3.79)                       (2.06)        (1.71)        (0.00)*       (5.18)        (0.17)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
  PERIOD........................     $103.91                      $108.80        $72.74        $46.32        $36.72        $33.18
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN....................       (1.02)%++                    53.52%        61.63%        26.14%        28.21%        36.37%
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD
  (MILLIONS)....................      $2,192                       $1,915          $891          $408          $224          $122
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3)...................        0.83%+                       0.83%         0.85%         0.84%         0.83%         0.85%
  Net investment income
     (loss).....................       (0.04)+                       0.07          0.18          0.54          0.69          0.84
---------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.........           7%                          37%           53%           89%           84%          124%
---------------------------------------------------------------------------------------------------------------------------------

     MONEY MARKET PORTFOLIO        2000(1)                        1999           1998            1997        1996          1995
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD........................       $1.00                        $1.00         $1.00         $1.00         $1.00         $1.00
---------------------------------------------------------------------------------------------------------------------------------
Net investment income(4)........       0.029                        0.049         0.049         0.049        0.0412        0.0417
Distributions from net
  investment income.............      (0.029)                      (0.049)       (0.049)       (0.049)      (0.0412)      (0.0417)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
  PERIOD........................       $1.00                        $1.00         $1.00         $1.00         $1.00         $1.00
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN....................        2.89%++                      4.96%         5.08%         5.03%         4.20%         4.17%
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD
  (000'S).......................    $111,460                     $119,970       $42,069       $13,494        $3,543        $1,417
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3)(4)(5).............        0.40%+                       0.37%         0.65%         0.57%         0.78%         1.25%
  Net investment income.........        5.83+                        4.96          5.37          5.03          3.72            --
---------------------------------------------------------------------------------------------------------------------------------

(1) For the six months ended June 30, 2000 (unaudited).

(2) Distributions from realized gains include both net realized short-term and long-term capital gains. Prior to 1996 net realized short-term capital gains were included in distributions from net investment income.

(3) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.25% and 0.40% for Capital Appreciation Fund and Money Market Portfolio, respectively.

(4) Travelers Insurance reimbursed Money Market Portfolio for $35,110, $85,612, $31,300 and $43,376 in expenses for the six months ended June 30, 2000, the years ended December 31, 1999, 1997, and 1996, respectively. If expenses were not reimbursed, the per share decreases of net investment income would have been $0.001, $0.001, $0.002 and $0.02, respectively, and the actual expense ratios would have been 0.47%, 0.50%, 1.39% and 1.71%, respectively.

(5) The ratio of expenses to average net assets for 1995 reflects an expense reimbursement by Travelers Insurance in connection with voluntary expense limitations. Without the expense reimbursement, the ratio of expenses to average net assets would have been 7.37% for the year ended December 31, 1995.

 *  Amount represents less than $0.01 per share.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

SEMI-ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

U.S. GOVERNMENT SECURITIES PORTFOLIO

The U.S. Government Securities Portfolio ("Portfolio") seeks to select investments from the point of view of an investor who is primarily concerned with the highest credit quality, current income and total return. The assets of the Portfolio will be invested in direct obligations of the United States, its agencies and instrumentalities. For the six months ended June 30, 2000, the Portfolio returned 5.16%. In comparison, the Lehman Brothers Government Bond Index(12) returned 4.97% for the same period. (Past performance is not indicative of future results.)

The Fed only had one tightening in the second quarter but it was for 50 basis points. (A basis point is 0.01% or one one-hundredth of a percent.) The Fed has now tightened by 175 basis points since it began raising the federal funds rate on June 30, 1999. The short-end of the U.S. Treasury yield curve moved as if the Fed was done tightening. The 5-year Treasury rallied by 70 basis points after the Fed tightening. The 5-year Treasury ended the quarter at a yield 15 basis points lower than when it started.

Moreover, the Treasury yield curve flattened during the quarter. The rally in the 30-year was more muted than the rally in the 5-year note. Thus, the yield curve ended the quarter inverted by 28 basis points. The yield curve had started the quarter 48 basis points inverted (An inverted yield curve is an unusual situation where short-term interest rates are longer than long-term rates.)

The cumulative Fed action appears to have taken its toll on the economy. While the first quarter Gross Domestic Product ("GDP")(13) annual economic growth rate was 5.5%, the second quarter may be substantially slower. Consumer spending increased only 0.2% in both May and April. Lending indicators were also weak during the reporting period, and they were unchanged in April and down 1% in May.

Going forward the Portfolio is nearly even to its benchmark's duration. (Duration is a common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.) As of June 30, 2000, the Portfolio remained overweighted in spread product and was relatively neutral to the yield curve.

SOCIAL AWARENESS STOCK PORTFOLIO

The Social Awareness Stock Portfolio ("Portfolio") seeks long-term capital appreciation by selecting investments, primarily common stocks, that meet the social criteria established for the Portfolio. The Portfolio's social criteria currently excludes companies that derive a significant portion of their revenues from the production of tobacco, tobacco products, alcohol, military defense related services or gambling services. For the six months ended June 30, 2000, the Portfolio returned a negative 1.25%. In comparison, the S&P 500 returned a negative 0.43% for the same period. (Past performance is not indicative of future results.)

The Portfolio underperformed the benchmark because of the under emphasis the Portfolio had in technology stocks. The manager believed technology stocks looked too expensive in his valuation models. The Portfolio's overweight position in big name retail stocks also contributed to the underperformance of the Portfolio. In the latter instance, the stocks were surprisingly weak in price apparently reacting more to the rising trend of interest rates rather than a continued strong presence by consumers in the first half of the year.

The manager was fairly active from a portfolio management perspective, initiating almost 100 individual trades, with the emphasis on the buy side as the manager continued to employ new cash inflows. The relatively modest decline in values for both the S&P 500 and the Portfolio masked the very volatile nature of the stock market. It was common to see stocks up or down 25% to 50% in price, and the Portfolio had its fair share of both.

As the first half of 2000, the manager retained a lighter than market exposure to the technology sector because the valuations accorded many individual stocks exceeded the acceptable boundaries of the manager's valuation models. The Portfolio remained slightly less than fully invested with between 6% and 7% in cash. On balance, the manager is comfortable with the Portfolio, feeling that it conforms well to all elements of its investment discipline.

---------------
12 The Lehman Brothers Government Bond Index is a broad-based index of all public debt obligations of the U.S. government and its agencies that has an average maturity of roughly nine years. An investor cannot invest directly in an index.
13 GDP is the market value of the goods and services produced by labor in the U.S.

SEMI-ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

UTILITIES PORTFOLIO

The Utilities Portfolio ("Portfolio") seeks to provide current income by investing in equity and debt securities of companies in the utility industries. For the six months ended June 30, 2000, the Portfolio returned 6.29%. In comparison, the S&P 500 returned negative 0.43% for the same period. In a difficult market for both utilities stocks and bonds, the Portfolio continued to generate competitive performance. (Past performance is not indicative of future results.)

The first half of the year produced two tales for this Portfolio. The Portfolio recorded strong absolute investment returns in an otherwise negatively biased stock market, but the broad diversification across all aspects of the utility sector hurt the relative performance of the Portfolio. In the long run, the manager believes investors should have a strong representation in the telecommunications sector; however, in the most recent period, those stocks negatively impacted the final results of the Portfolio.

At or near the bottom of the Portfolio's performance roster were stocks such as WorldCom, Sprint, AT&T and NEXTLINK. At the top of the list were companies in natural gas and restructuring electric sectors. In the long-term the manager remains committed to diversification, especially in today's world where fiber optics is intruding into the gas pipeline universe. Moreover, traditional electric companies are transforming themselves into energy movers and shakers and these are, in the views of the manager, solid investment opportunities.

Thank you for your investment in The Travelers Series Trust. We look forward to continuing to help you pursue your financial goals in the new century.

Sincerely,

/s/ HEATH B. MCLENDON

Heath B. McLendon
Chairman

July 27, 2000

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- U.S. GOVERNMENT SECURITIES PORTFOLIO AS OF 6/30/00 (UNAUDITED)


             AVERAGE ANNUAL TOTAL RETURNS
             ----------------------------
    Six Months Ended 6/30/00+              5.16%
    Year Ended 6/30/00                     4.79%
    Five Years Ended 6/30/00               6.49%
    1/24/92* through 6/30/00               6.92%
    CUMULATIVE TOTAL RETURN
    ----------------------------------------------
    1/24/92* through 6/30/00              75.88%
    + Total return is not annualized, as it may
      not be representative of the total return
      for the year.
    * Commencement of operations

This chart assumes an initial investment of $10,000 made on January 24, 1992, assuming reinvestment of dividends, through June 30, 2000. The Lehman Brothers Government Bond Index is a broad-based index of all public debt obligations of the U.S. Government and its agencies and has an average maturity of nine years. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services.

                  [U.S GOVERNMENT SECURITIES PORTFOLIO GRAPH]

                                               U.S. GOVERNMENT SECURITIES        LEHMAN BROTHERS
PERIOD END                                             PORTFOLIO              GOVERNMENT BOND INDEX       CONSUMER PRICE INDEX
----------                                     --------------------------     ---------------------       --------------------
1/24/92                                         $       10,000.00              $    10,000.00              $    10,000.00
12/92                                                   10,790.00                   10,723.00                   10,275.00
12/93                                                   11,813.00                   11,866.00                   10,557.00
12/94                                                   11,147.00                   11,464.00                   10,640.00
12/95                                                   13,869.00                   13,567.00                   11,115.00
12/96                                                   14,071.00                   13,943.00                   11,484.00
12/97                                                   15,846.00                   15,280.00                   11,579.00
12/98                                                   17,463.00                   16,785.00                   11,866.00
12/99                                                   16,724.00                   16,411.00                   12,220.00
6/30/00                                                 17,588.00                   17,226.00                   12,511.00

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.
--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- SOCIAL AWARENESS STOCK PORTFOLIO AS OF 6/30/00 (UNAUDITED)


             AVERAGE ANNUAL TOTAL RETURNS
             ----------------------------
    Six Months Ended 6/30/00+             (1.25)%
    Year Ended 6/30/00                     1.55%
    Five Years Ended 6/30/00              20.81%
    5/1/92* through 6/30/00               16.70%
    CUMULATIVE TOTAL RETURN
    ----------------------------------------------
    5/1/92* through 6/30/00              253.18%
    + Total return is not annualized, as it may
      not be representative of the total return
      for the year.
    * Commencement of operations

This chart assumes an initial investment of $10,000 made on May 1, 1992, assuming reinvestment of dividends, through June 30, 2000. The Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services.

                    [SOCIAL AWARENESS STOCK PORTFOLIO GRAPH]

                                                 SOCIAL AWARENESS STOCK       STANDARD & POOR'S 500
PERIOD END                                              PORTFOLIO                     INDEX               CONSUMER PRICE INDEX
----------                                       ----------------------       ---------------------       --------------------
5/1/92                                           $      10,000.00              $   10,000.00              $     10,000.00
12/92                                                   10,950.00                  10,673.00                    10,157.00
12/93                                                   11,777.00                  11,745.00                    10,436.00
12/94                                                   11,461.00                  11,900.00                    10,716.00
12/95                                                   15,285.00                  14,509.00                    10,988.00
12/96                                                   18,339.00                  17,838.00                    11,353.00
12/97                                                   23,343.00                  23,789.00                    11,545.00
12/98                                                   30,875.00                  30,626.00                    11,731.00
12/99                                                   35,765.00                  37,067.00                    12,080.00
6/30/00                                                 35,318.00                  38,908.00                    12,368.00

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- UTILITIES PORTFOLIO AS OF 6/30/00 (UNAUDITED)

             AVERAGE ANNUAL TOTAL RETURNS
    ----------------------------------------------
    Six Months Ended 6/30/00+              6.29%
    Year Ended 6/30/00                     1.81%
    Five Years Ended 6/30/00              15.18%
    2/4/94* through 6/30/00               13.90%
    CUMULATIVE TOTAL RETURN
    ----------------------------------------------
    2/4/94* through 6/30/00              130.24%
    + Total return is not annualized, as it may
      not be representative of the total return
      for the year.
    * Commencement of operations

This chart assumes an initial investment of $10,000 made on February 4, 1994, assuming reinvestment of dividends, through June 30, 2000. The Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services.

                          [UTILITIES PORTFOLIO GRAPH]

                                                                STANDARD & POOR'S
PERIOD END                              UTILITIES PORTFOLIO         500 INDEX         CONSUMER PRICE INDEX
----------                              -------------------     -----------------     --------------------
2/4/94                                   $    10,000.00            $  10,000.00            $  10,000.00
12/94                                         10,170.00               10,072.00               10,205.00
12/95                                         13,149.00               13,852.00               10,464.00
12/96                                         14,638.00               17,031.00               10,811.00
12/97                                         18,340.00               22,712.00               10,995.00
12/98                                         21,880.00               29,240.00               11,171.00
12/99                                         21,662.00               35,390.00               11,504.00
6/30/00                                       23,024.00               35,237.00               11,778.00

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED)                              JUNE 30, 2000
                      U.S. GOVERNMENT SECURITIES PORTFOLIO

   FACE
  AMOUNT                               SECURITY                               VALUE
--------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS -- 39.8%
             U.S. Treasury Notes:
$1,000,000   8.000% due 11/15/21.........................................  $ 1,207,180
 3,000,000   5.250% due 2/15/29..........................................    2,662,500
 3,000,000   6.125% due 8/15/29..........................................    3,034,500
 4,000,000   6.250% due 5/15/30..........................................    4,200,000
             U.S. Treasury Bonds:
 2,000,000   12.000% due 8/15/13.........................................    2,703,120
 6,500,000   9.250% due 2/15/16..........................................    8,423,545
 1,000,000   6.125% due 11/15/27.........................................      997,180
 9,000,000   U.S. REFCO Strips, zero coupon due 10/15/13.................    3,750,030
 1,041,320   U.S. Treasury Inflation Index Bonds, 3.875% due 4/15/29.....    1,038,717
--------------------------------------------------------------------------------------
             TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost -- $27,867,805).....   28,016,772
--------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES -- 53.4%
 3,000,000   Federal Home Loan Bank (FHLB) Certificates, 5.705% due
             3/2/09......................................................    2,720,370
             Federal Home Loan Mortgage Corp. (FHLMC) Certificates:
 2,668,875   8.500% due 6/15/21..........................................    2,724,084
 2,843,050   8.000% due 3/1/27+..........................................    2,859,028
 6,336,454   6.500% due 3/15/28++........................................    5,910,712
             Federal National Mortgage Association (FNMA) Certificates:
 1,844,000   8.000% due 7/1/27+..........................................    1,852,630
 2,660,868   6.500% due 12/1/27..........................................    2,509,518
 3,904,997   7.500% due 11/1/29..........................................    3,851,304
 2,000,000   8.500% due 6/1/30...........................................    2,037,500
             Government National Mortgage Association (GNMA)
             Certificates:
 1,455,740   9.000% due 9/15/09++........................................    1,504,867
   591,165   8.500% due 7/15/18++........................................      606,128
 1,363,282   7.000% due 3/15/28++........................................    1,326,638
 6,498,426   6.000% due 2/20/29++........................................    5,057,758
 2,914,728   7.500% due 9/15/29..........................................    2,895,579
 2,000,000   Tennessee Valley Authority Debentures, 6.250% due
             12/15/17....................................................    1,801,680
--------------------------------------------------------------------------------------
             TOTAL U.S. GOVERNMENT AGENCIES (Cost -- $39,146,870)........   37,657,796
--------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 6.8%
 4,772,000   CS First Boston Corp., 6.550% due 7/3/00; Proceeds at
               maturity -- $4,774,602; (Fully collateralized by U.S.
               Treasury Notes, 6.250% due 1/31/02; Market value --
               $4,868,123) (Cost -- $4,772,000).........................    4,772,000
--------------------------------------------------------------------------------------
             TOTAL INVESTMENTS -- 100% (Cost -- $71,786,675**)...........  $70,446,568
--------------------------------------------------------------------------------------

 + Security is traded on a "to-be-announced" basis (See Note 7).
++ Date shown represents the last in range of maturity dates of mortgage certificates owned.
** Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000

                        SOCIAL AWARENESS STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
COMMON STOCK -- 93.5%
-----------------------------------------------------------------------------------------
AUTOMOTIVE -- 0.5%
     8,000    Ford Motor Co. .............................................    $   344,000
-----------------------------------------------------------------------------------------
BASIC MATERIALS -- 4.3%
    44,600    Alcoa Inc. .................................................      1,293,400
    25,000    Engelhard Corp. ............................................        426,563
    20,000    Nucor Corp. ................................................        663,750
    16,000    Praxair, Inc. ..............................................        599,000
-----------------------------------------------------------------------------------------
                                                                                2,982,713
-----------------------------------------------------------------------------------------
CAPITAL GOODS -- 2.9%
    24,500    Anixter International Inc.+.................................        649,250
    25,500    Deere & Co. ................................................        943,500
     9,800    Pitney Bowes Inc. ..........................................        392,000
     1,047    Visteon Corp. ..............................................         12,701
-----------------------------------------------------------------------------------------
                                                                                1,997,451
-----------------------------------------------------------------------------------------
COMMUNICATION -- 3.9%
    10,000    AT&T Wireless Group.........................................        278,750
    24,100    Bell Atlantic Corp.++ ......................................      1,224,581
     6,250    Time Warner Telecom Inc.+...................................        402,344
    17,754    WorldCom, Inc.+.............................................        814,465
-----------------------------------------------------------------------------------------
                                                                                2,720,140
-----------------------------------------------------------------------------------------
CONSUMER CYCLICALS -- 17.6%
    26,100    Black & Decker Corp. .......................................      1,026,056
    11,400    Convergys Corp. ............................................        591,375
    35,600    Home Depot, Inc. ...........................................      1,777,775
    50,000    Interface, Inc. ............................................        190,625
    31,000    Kaufman & Broad Home Corp. .................................        614,187
    16,928    Koninklijke Philips Electronics N.V. ADR....................        804,080
    27,500    Liz Claiborne, Inc. ........................................        969,375
    25,200    Lowe's Cos., Inc. ..........................................      1,034,775
    33,000    Office Depot, Inc.+.........................................        206,250
    31,200    Reader's Digest Association, Inc. ..........................      1,240,200
    37,600    Staples, Inc.+..............................................        578,100
    22,200    Tribune Co. ................................................        777,000
    29,200    Tyco International Ltd. ....................................      1,383,350
    19,500    Wal-Mart Stores, Inc. ......................................      1,123,687
-----------------------------------------------------------------------------------------
                                                                               12,316,835
-----------------------------------------------------------------------------------------
CONSUMER STAPLES -- 7.9%
    18,000    Brinker International, Inc.+................................        526,500
    18,000    Kimberly-Clark Corp. .......................................      1,032,750
    27,400    Kroger Co.+.................................................        604,512
    14,800    Newell Rubbermaid Inc. .....................................        381,100
    25,000    Pepsi Bottling Group, Inc. .................................        729,688
     4,800    PepsiCo, Inc. ..............................................        213,300
    15,400    Sara Lee Corp. .............................................        297,412

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000

                        SOCIAL AWARENESS STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
CONSUMER STAPLES -- 7.9% (CONTINUED)
    29,700    SYSCO Corp. ................................................    $ 1,251,113
    27,700    Wendy's International, Inc. ................................        493,406
-----------------------------------------------------------------------------------------
                                                                                5,529,781
-----------------------------------------------------------------------------------------
ENERGY -- 5.0%
     6,600    Anadarko Petroleum Corp. ...................................        325,463
    28,626    BP Amoco PLC ADR............................................      1,619,158
    10,600    Coastal Corp. ..............................................        645,275
    14,800    Royal Dutch Petroleum Co. ADR...............................        911,125
-----------------------------------------------------------------------------------------
                                                                                3,501,021
-----------------------------------------------------------------------------------------
FINANCIALS -- 10.0%
    24,600    American Express Co. .......................................      1,282,275
     7,640    American International Group, Inc. .........................        897,700
    14,400    Associates First Capital Corp. .............................        321,300
    12,300    Bank of New York Co., Inc. .................................        571,950
    30,450    Chase Manhattan Corp. ......................................      1,402,603
     5,400    Freddie Mac.................................................        218,700
    10,000    Hartford Financial Services Group, Inc. ....................        559,375
     7,000    Marsh & McLennan Cos., Inc. ................................        731,063
    11,100    PNC Financial Services Group................................        520,313
    13,300    St. Paul Cos., Inc. ........................................        453,862
-----------------------------------------------------------------------------------------
                                                                                6,959,141
-----------------------------------------------------------------------------------------
HEALTH CARE -- 10.1%
    28,000    Amgen Inc.+.................................................      1,967,000
     6,600    C.R. Bard, Inc. ............................................        317,625
    12,700    Johnson & Johnson...........................................      1,293,813
    14,100    Medtronic, Inc. ............................................        702,356
    11,600    Merck & Co., Inc. ..........................................        888,850
    23,100    Schering-Plough Corp. ......................................      1,166,550
    25,900    Tenet Healthcare Corp. .....................................        699,300
-----------------------------------------------------------------------------------------
                                                                                7,035,494
-----------------------------------------------------------------------------------------
PUBLISHING -- 0.9%
    11,900    Harcourt General, Inc. .....................................        647,063
-----------------------------------------------------------------------------------------
TECHNOLOGY -- 21.5%
    24,000    America Online, Inc.+.......................................      1,266,000
    20,000    Automatic Data Processing, Inc. ............................      1,071,250
    19,500    Cisco Systems, Inc.+........................................      1,239,469
    10,000    Compaq Computer Corp. ......................................        255,625
    15,000    Electronic Data Systems Corp. ..............................        618,750
    38,200    EMC Corp.+..................................................      2,939,012
    10,500    Genuity Inc. ...............................................         96,141
       500    Infineon Technologies AG ADR................................         39,625
    10,400    Intel Corp. ................................................      1,390,350
    18,500    International Business Machines Corp. ......................      2,026,906
     7,700    Microsoft Corp.+............................................        616,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000

                        SOCIAL AWARENESS STOCK PORTFOLIO

  SHARES                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
TECHNOLOGY -- 21.5% (CONTINUED)
    10,000    N2H2, Inc.+.................................................    $    50,000
    15,000    Oracle Corp.+...............................................      1,260,937
    11,500    Solectron Corp. ............................................        481,562
    12,400    Sun Microsystems, Inc.+.....................................      1,127,625
    27,100    Xerox Corp. ................................................        562,325
-----------------------------------------------------------------------------------------
                                                                               15,041,577
-----------------------------------------------------------------------------------------
TRANSPORTATION -- 2.7%
    26,187    Southwest Airlines Co. .....................................        495,916
    16,800    United Parcel Service, Inc., Class B Shares.................        991,200
    15,200    USFreightways Corp. ........................................        373,350
-----------------------------------------------------------------------------------------
                                                                                1,860,466
-----------------------------------------------------------------------------------------
UTILITIES -- 6.2%
    44,200    AES Corp.+..................................................      2,016,625
    17,300    Enron Corp. ................................................      1,115,850
    28,200    The Williams Cos., Inc. ....................................      1,175,588
-----------------------------------------------------------------------------------------
                                                                                4,308,063
-----------------------------------------------------------------------------------------
              TOTAL COMMON STOCK (Cost -- $48,479,791)....................     65,243,745
-----------------------------------------------------------------------------------------

   FACE
  AMOUNT                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 6.5%
$4,500,000    CS First Boston Corp., 6.550% due 7/3/00; Proceeds at
              maturity -- $4,502,456; (Fully collateralized by
              U.S. Treasury Notes, 6.250% due 1/31/02; Market value
              -- $4,590,003) (Cost -- $4,500,000).........................      4,500,000
-----------------------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 100% (Cost -- $52,979,791**)...........    $69,743,745
-----------------------------------------------------------------------------------------

 +  Non-income producing security.
 ++ On July 3, 2000, Bell Atlantic Corp. and GTE Corp. merged. The surviving company was renamed Verizon Communications.
**  Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000

                              UTILITIES PORTFOLIO

  SHARES                                             SECURITY                                 VALUE
------------------------------------------------------------------------------------------------------
COMMON STOCK -- 91.7%
------------------------------------------------------------------------------------------------------
ELECTRIC - UTILITY -- 53.9%
    20,000    Allegheny Energy, Inc. ..................................................    $   547,500
    30,000    Calpine Corp.+...........................................................      1,972,500
    15,000    Cinergy Corp. ...........................................................        381,563
    12,106    Dominion Resources, Inc. ................................................        519,061
    30,000    DQE, Inc. ...............................................................      1,185,000
    11,000    Duke Energy Corp. .......................................................        620,125
    21,800    Edison International.....................................................        446,900
    20,000    Energy East Corp. .......................................................        381,250
    29,000    FirstEnergy Corp. .......................................................        677,875
    20,000    Florida Progress Corp. ..................................................        937,500
    10,000    FPL Group, Inc. .........................................................        495,000
    20,000    GPU, Inc. ...............................................................        541,250
    20,000    Montana Power Co. .......................................................        706,250
    11,000    New Century Energies, Inc. ..............................................        330,000
    53,000    Niagara Mohawk Holdings Inc.+............................................        738,687
    20,000    Nisource Inc. ...........................................................        372,500
    30,000    Northeast Utilities......................................................        652,500
    20,000    Northern States Power Co. ...............................................        403,750
    14,766    NSTAR....................................................................        600,792
    21,000    PECO Energy Co. .........................................................        846,562
    25,000    Pinnacle West Capital Corp. .............................................        846,875
    10,000    Public Service Enterprise Group Inc. ....................................        346,250
    15,000    SCANA Corp. .............................................................        361,875
    36,000    Sierra Pacific Resources.................................................        452,250
    10,000    Texas Utilities Co. .....................................................        295,000
    30,000    Unicom Corp. ............................................................      1,160,625
------------------------------------------------------------------------------------------------------
                                                                                            16,819,440
------------------------------------------------------------------------------------------------------
NATURAL GAS -- 17.0%
    16,000    Coastal Corp. ...........................................................        974,000
    15,000    Dynegy Inc. .............................................................      1,024,688
    22,000    Energen Corp. ...........................................................        479,875
    15,000    MCN Energy Group Inc. ...................................................        320,625
    15,000    National Fuel Gas Co. ...................................................        731,250
    20,000    Sempra Energy............................................................        340,000
    20,000    Southwest Gas Corp. .....................................................        350,000
    26,000    The Williams Cos., Inc. .................................................      1,083,875
------------------------------------------------------------------------------------------------------
                                                                                             5,304,313
------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2000

                              UTILITIES PORTFOLIO

  SHARES                                             SECURITY                                 VALUE
------------------------------------------------------------------------------------------------------
TELEPHONE -- 20.8%
    28,450    AT&T Corp. ..............................................................    $   899,731
     5,000    AT&T Wireless Group+.....................................................        139,375
    10,000    Bell Atlantic Corp.++ ...................................................        508,125
     6,975    Covad Communications Group, Inc.+........................................        112,472
    10,000    GTE Corp.++ .............................................................        622,500
    17,000    NEXTLINK Communications, Inc.+...........................................        644,938
    12,000    Qwest Communications International Inc.+.................................        596,250
    20,000    SBC Communications Inc. .................................................        865,000
    14,000    Sprint Corp. ............................................................        714,000
    30,000    WorldCom, Inc.+..........................................................      1,376,250
------------------------------------------------------------------------------------------------------
                                                                                             6,478,641
------------------------------------------------------------------------------------------------------
              TOTAL COMMON STOCK (Cost -- $23,030,645).................................     28,602,394
------------------------------------------------------------------------------------------------------

   FACE
  AMOUNT      RATING(a)                              SECURITY                                 VALUE
------------------------------------------------------------------------------------------------------
CORPORATE BONDS -- 1.3%
------------------------------------------------------------------------------------------------------
ELECTRIC - UTILITY -- 0.6%
  $200,000       A-        Arizona Public Service Co., 7.250% due 8/1/23...............        178,250
------------------------------------------------------------------------------------------------------
TELEPHONE -- 0.7%
   230,000       A-        MCI Communications Corp., 7.750% due 3/23/25................        216,487
------------------------------------------------------------------------------------------------------
                           TOTAL CORPORATE BONDS (Cost -- $405,157)....................        394,737
------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 7.0%
 2,193,000                 CS First Boston Corp., 6.550% due 7/3/00; Proceeds at
                              maturity -- $2,194,197; (Fully collateralized by U.S.
                              Treasury Notes, 6.250% due 1/31/02;
                              Market value -- $2,237,230) (Cost -- $2,193,000).........      2,193,000
------------------------------------------------------------------------------------------------------
                           TOTAL INVESTMENTS -- 100% (Cost -- $25,628,802**)...........    $31,190,131
------------------------------------------------------------------------------------------------------

 +  Non-income producing security.
 ++ On July 3, 2000, Bell Atlantic Corp. and GTE Corp. merged. The surviving company was renamed Verizon Communications.
(a) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service, Inc.
 ** Aggregate cost for Federal income tax purposes is substantially the same.

    See page 46 for definitions of ratings.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 BOND RATINGS (UNAUDITED)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "C" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA       --  Bonds rated "AAA" has the highest rating assigned by
              Standard & Poor's. Capacity to pay interest and repay
              principal is extremely strong.
AA        --  Bonds rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.
A         --  Bonds rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB       --  Bonds rated "BBB" are regarded as having an adequate
              capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse
              economic conditions or changing circumstances are more
              likely to lead to a weakened capacity to pay interest and
              repay principal for bonds in this category than for bonds in higher rated categories.
BB, B     --  Bonds rated "BB" and "B" are regarded, on balance, as
and CCC       predominantly speculative with respect to capacity to pay
              interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of
              speculation than "B", and "CCC" the highest degree of
              speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by
              large uncertainties or major risk exposures to adverse
              conditions.
C         --  The rating "C" is reserved for income bonds on which no interest is being paid.
D         --  Bonds rated "D" are in default, and payment of interest and/or repayment of principal is in arrears.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "C", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa       --  Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are
              generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin
              and principal is secure. While the various protective
              elements are likely to change, such changes as can be
              visualized are most unlikely to impair the fundamentally
              strong position of such issues.
Aa        --  Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated
              lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of
              protective elements may be of greater amplitude or there may be other elements present which make the long-term risks
              appear somewhat larger than in "Aaa" securities.
A         --  Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations.
              Factors giving security to principal and interest are
              considered adequate but elements may be present which
              suggest a susceptibility to impairment some time in the
              future.
Baa       --  Bonds rated "Baa" are considered to be medium grade
              obligations; that is, they are neither highly protected nor poorly secured. Interest payment and principal security
              appear adequate for the present but certain protective
              elements may be lacking or may be characteristically
              unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have
              speculative characteristics as well.
Ba        --  Bonds rated "Ba" are judged to have speculative elements;
              their future cannot be considered as well assured. Often the protection of interest and principal payments may be very
              moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position
              characterizes bonds in this class.
B         --  Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa       --  Bonds rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with
              respect to principal or interest.
Ca        --  Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C         --  Bonds rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor
              prospects of ever attaining any real investment standing.
NR        --  Indicates that the bond is not rated by Standard & Poor's or
              Moody's.

--------------------------------------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)                  JUNE 30, 2000

                                                           U.S. GOVERNMENT    SOCIAL AWARENESS
                                                             SECURITIES            STOCK           UTILITIES
                                                              PORTFOLIO          PORTFOLIO         PORTFOLIO
-------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at value (Cost -- $71,786,675,
     $52,979,791 and $25,628,802, respectively)........      $70,446,568        $69,743,745       $31,190,131
  Cash.................................................              923            166,200                22
  Dividends and interest receivable....................          802,988             37,978            75,833
-------------------------------------------------------------------------------------------------------------
  TOTAL ASSETS.........................................       71,250,479         69,947,923        31,265,986
-------------------------------------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased.....................        4,713,272                 --                --
  Investment advisory fees payable.....................           17,640             35,665            16,524
  Administration fees payable..........................            3,205              3,399             1,581
  Accrued expenses.....................................           10,820             33,726            28,621
-------------------------------------------------------------------------------------------------------------
  TOTAL LIABILITIES....................................        4,744,937             72,790            46,726
-------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS.......................................      $66,505,542        $69,875,133       $31,219,260
-------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital......................................      $69,547,663        $51,484,154       $23,529,163
  Undistributed net investment income..................        2,109,636            138,726           358,044
  Accumulated net realized gain (loss) from security
     transactions......................................       (3,811,650)         1,488,299         1,770,724
  Net unrealized appreciation (depreciation) of
     investments.......................................       (1,340,107)        16,763,954         5,561,329
-------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS.......................................      $66,505,542        $69,875,133       $31,219,260
-------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING.....................................        5,928,225          2,448,287         1,899,371
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, PER SHARE.............................           $11.22             $28.54            $16.44
-------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS (UNAUDITED)     FOR THE SIX MONTHS ENDED JUNE 30, 2000

                                                            U.S. GOVERNMENT    SOCIAL AWARENESS
                                                              SECURITIES            STOCK          UTILITIES
                                                               PORTFOLIO          PORTFOLIO        PORTFOLIO
-------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest................................................    $ 2,267,425        $    93,179       $   36,634
  Dividends...............................................             --            306,367          458,725
  Less: Foreign withholding tax...........................             --             (4,355)              --
-------------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME.................................      2,267,425            395,191          495,359
-------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees (Note 2).......................        103,803            207,825           99,922
  Administration fees (Note 2)............................         19,122             19,952            9,224
  Audit and legal.........................................         16,123             13,310           14,407
  Shareholder and system servicing fees...................          7,466              7,343            7,484
  Shareholder communications..............................          2,983              2,935            1,508
  Custody.................................................          2,139              2,382            1,631
  Trustees' fees..........................................          1,989              2,006            1,989
  Pricing service fees....................................            417                 --              249
  Other...................................................          3,270                589              572
-------------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES..........................................        157,312            256,342          136,986
-------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME.....................................      2,110,113            138,849          358,373
-------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE
3):
  Realized Gain (Loss) From Security Transactions
  (excluding short-term securities):
     Proceeds from sales..................................     49,950,601         12,584,116        4,541,839
     Cost of securities sold..............................     50,785,513         11,008,478        2,687,182
-------------------------------------------------------------------------------------------------------------
  NET REALIZED GAIN (LOSS)................................       (834,912)         1,575,638        1,854,657
-------------------------------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation (Depreciation) of
  Investments:
     Beginning of period..................................     (3,259,091)        19,320,275        5,942,842
     End of period........................................     (1,340,107)        16,763,954        5,561,329
-------------------------------------------------------------------------------------------------------------
  CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)....      1,918,984         (2,556,321)        (381,513)
-------------------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS............................      1,084,072           (980,683)       1,473,144
-------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.........    $ 3,194,185        $  (841,834)      $1,831,517
-------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)
 FOR THE SIX MONTHS ENDED JUNE 30, 2000

                                                     U.S. GOVERNMENT    SOCIAL AWARENESS
                                                       SECURITIES            STOCK           UTILITIES
                                                        PORTFOLIO          PORTFOLIO         PORTFOLIO
-------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income............................   $  2,110,113        $   138,849       $   358,373
  Net realized gain (loss).........................       (834,912)         1,575,638         1,854,657
  Change in net unrealized appreciation
     (depreciation)................................      1,918,984         (2,556,321)         (381,513)
-------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM
     OPERATIONS....................................      3,194,185           (841,834)        1,831,517
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income............................     (3,702,666)          (378,165)         (823,875)
  Net realized gains...............................             --           (844,042)          (53,040)
-------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS..................................     (3,702,666)        (1,222,207)         (876,915)
-------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sale of shares.................     12,429,574          6,216,688         3,110,319
  Net asset value of shares issued for reinvestment
     of dividends..................................      3,702,666          1,222,207           876,915
  Cost of shares reacquired........................    (10,740,908)        (3,738,438)       (5,135,656)
-------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM
     FUND SHARE TRANSACTIONS.......................      5,391,332          3,700,457        (1,148,422)
-------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS..................      4,882,851          1,636,416          (193,820)
NET ASSETS:
  Beginning of period..............................     61,622,691         68,238,717        31,413,080
-------------------------------------------------------------------------------------------------------
  END OF PERIOD*...................................   $ 66,505,542        $69,875,133       $31,219,260
-------------------------------------------------------------------------------------------------------
* Includes undistributed net investment income
     of:...........................................     $2,109,636           $138,726          $358,044
-------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
                      FOR THE YEAR ENDED DECEMBER 31, 1999

                                                     U.S. GOVERNMENT    SOCIAL AWARENESS
                                                       SECURITIES            STOCK           UTILITIES
                                                        PORTFOLIO          PORTFOLIO         PORTFOLIO
-------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income............................   $  3,766,648        $   379,966       $   823,725
  Net realized gain (loss).........................     (2,696,924)           765,721           (30,893)
  Change in net unrealized appreciation
     (depreciation)................................     (3,730,793)         6,847,079          (754,466)
-------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM
     OPERATIONS....................................     (2,661,069)         7,992,766            38,366
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income............................         (5,416)          (185,510)         (791,288)
  Net realized gains...............................             --           (952,059)       (1,799,094)
-------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS..................................         (5,416)        (1,137,569)       (2,590,382)
-------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sale of shares.................     14,321,630         22,265,700         6,945,662
  Net asset value of shares issued for reinvestment
     of dividends..................................          5,416          1,137,569         2,590,382
  Cost of shares reacquired........................    (16,491,880)        (1,502,002)       (8,479,998)
-------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM
     FUND SHARE TRANSACTIONS.......................     (2,164,834)        21,901,267         1,056,046
-------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS..................     (4,831,319)        28,756,464        (1,495,970)
NET ASSETS:
  Beginning of year................................     66,454,010         39,482,253        32,909,050
-------------------------------------------------------------------------------------------------------
  END OF YEAR*.....................................   $ 61,622,691        $68,238,717       $31,413,080
-------------------------------------------------------------------------------------------------------
* Includes undistributed net investment income
     of:...........................................     $3,702,189           $378,042          $823,546
-------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

     1.  SIGNIFICANT ACCOUNTING POLICIES

     The U.S. Government Securities, Social Awareness Stock and Utilities Portfolios (collectively, "Portfolio(s)") are separate investment portfolios of The Travelers Series Trust ("Trust"). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and consists of these portfolios and 17 other separate investment portfolios: Travelers Quality Bond, Lazard International Stock, MFS Emerging Growth, Federated High Yield, Federated Stock, Large Cap, Equity Income, Disciplined Mid Cap Stock, Convertible Bond, Strategic Stock, Disciplined Small Cap Stock, MFS Mid Cap Growth, MFS Research, NWQ Large Cap, Jurika & Voyles Core Equity, Zero Coupon Bond Fund Portfolio Series 2000 and Zero Coupon Bond Fund Portfolio Series 2005 Portfolios. Shares of the Trust are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

     The significant accounting policies consistently followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales prices were reported and U.S. Government and Agency obligations are valued at the mean between the last reported bid and asked prices or on the basis of quotations received from reputable brokers or other recognized sources; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) securities, other than U.S. government agencies and obligations, that have a maturity of 60 days or more are valued at prices based on market quotations for securities of similar type, yield and maturity; (f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis and dividend income is recorded on the ex-dividend date; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the Portfolios intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes;
(j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1999, reclassifications were made to the capital accounts of the U.S. Government Securities Portfolio, Social Awareness Stock Portfolio and Utilities Portfolio to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Accordingly, for the Utilities Portfolio, a portion of undistributed net investment income amounting to $173 and accumulated net realized losses amounting to $3 was reclassified to paid-in capital. In addition, for the U.S. Government Securities a portion of undistributed net investment income amounting to $58 was reclassed to paid in capital. Net investment income, net realized gains and net assets for each Portfolio were not affected by these changes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS

     Travelers Asset Management International Company LLC ("TAMIC"), an indirect wholly owned subsidiary of Citigroup Inc., ("Citigroup"), acts as investment manager and advisor to the U.S. Government Securities Portfolio ("USGS"). USGS pays TAMIC an investment management and advisory fee calculated at the annual rate of 0.3257% of its average daily net assets. This fee is calculated daily and paid monthly.

     SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH") and an indirect wholly owned subsidiary of Citigroup, acts as investment manager and advisor to the Social Awareness Stock ("SAS") and Utilities ("Utilities") Portfolios. SAS pays SSBC an investment management and advisory fee calculated at an annual rate of: 0.65% on the first $50 million, 0.55% on the next $50 million, 0.45% on the next $100 million and 0.40% on amounts over $200 million of the average daily net assets. Utilities pays SSBC investment management and advisory fees calculated at an annual rate of 0.65% of the average daily net assets. These fees are calculated daily and paid monthly.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     Travelers Insurance Company ("Travelers Insurance") acts as administrator to the Portfolios. The Portfolios pay Travelers Insurance an administration fee calculated at an annual rate of 0.06% of the average daily net assets. Travelers Insurance has entered into a sub-administrative services agreement with SSBC. Travelers Insurance pays SSBC, as sub-administrator, a fee calculated at an annual rate of 0.06% of the average daily net assets of each Portfolio. This fee is calculated daily and paid monthly.

     Citi Fiduciary Trust Company ("CFTC"), formerly known as Smith Barney Private Trust Company, another subsidiary of Citigroup, acts as the Portfolios transfer agent. CFTC receives account fees and asset-based fees that vary according to the size and type of account. During the six months ended June 30, 2000, USGS, SAS, and Utilities, each paid transfer agent fees of $2,500 to CFTC.

     One Trustee and all officers of the Trust are employees of Citigroup or its subsidiaries.

     3.  INVESTMENTS

     During the six months ended June 30, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                                                 USGS           SAS       UTILITIES
----------------------------------------------------------------------------------------------------
Purchases...................................................  $56,992,072   $15,510,805   $  687,644
----------------------------------------------------------------------------------------------------
Sales.......................................................   49,950,601    12,584,116    4,541,839

--------------------------------------------------------------------------------

     At June 30, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                 USGS           SAS        UTILITIES
-----------------------------------------------------------------------------------------------------
Gross unrealized appreciation...............................  $   761,541   $20,179,434   $ 7,671,565
Gross unrealized depreciation...............................   (2,101,648)   (3,415,480)   (2,110,236)
-----------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)..................  $(1,340,107)  $16,763,954   $ 5,561,329
-----------------------------------------------------------------------------------------------------

     4.  REPURCHASE AGREEMENTS

     The Portfolios purchase (and their custodian takes possession of) U.S. Government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

     5.  FUTURES CONTRACTS

     Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian and is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolios' basis in the contract.

     The Portfolios enter into such contracts to hedge portions of their respective portfolios. The Portfolios bear the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

     At June 30, 2000, the Portfolios had no open futures contracts.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     6.  OPTIONS CONTRACTS

     Premiums paid when put or call options are purchased by the Portfolios, represent investments, which are "marked-to-market" daily. When a purchased option expires, the Portfolios will realize a loss in the amount of the premium paid. When the Portfolios enter into closing sales transactions, the Portfolios will realize a gain or loss depending on whether the proceeds from the closing sales transactions are greater or less than the premium paid for the option. When the Portfolios exercise a put option, they will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolios exercise a call option, the cost of the security which the Portfolios purchase upon exercise will be increased by the premium originally paid.

     At June 30, 2000, the Portfolios had no open purchased call or put option contracts.

     7.  SECURITIES TRADED ON A TO-BE-ANNOUNCED BASIS

     The Portfolios may trade securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Portfolios commit to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA/FNMA transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolios, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

     As of June 30, 2000, USGS had purchased TBA securities with a total cost of $4,696,599.

     8.  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of each Portfolio were as follows:

                                                             SIX MONTHS ENDED      YEAR ENDED
                                                              JUNE 30, 2000     DECEMBER 31, 1999
-------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES PORTFOLIO
Shares sold.................................................     1,083,995           1,246,566
Shares issued on reinvestment...............................       330,595                 484
Shares reacquired...........................................      (937,763)         (1,427,742)
-------------------------------------------------------------------------------------------------
Net Increase (Decrease).....................................       476,827            (180,692)
-------------------------------------------------------------------------------------------------
SOCIAL AWARENESS STOCK PORTFOLIO
Shares sold.................................................       216,985             808,161
Shares issued on reinvestment...............................        43,051              40,998
Shares reacquired...........................................      (130,852)            (53,531)
-------------------------------------------------------------------------------------------------
Net Increase................................................       129,184             795,628
-------------------------------------------------------------------------------------------------
UTILITIES PORTFOLIO
Shares sold.................................................       184,358             414,864
Shares issued on reinvestment...............................        52,890             154,823
Shares reacquired...........................................      (312,340)           (510,525)
-------------------------------------------------------------------------------------------------
Net Increase (Decrease).....................................       (75,092)             59,162
-------------------------------------------------------------------------------------------------

     9.  CAPITAL LOSS CARRYFORWARDS

     At December 31, 1999, the USGS had, for Federal income tax purposes, capital loss carryforwards available to offset future realized gains. To the extent that these carryforward losses can be used to offset net realized capital gains, such gains, if any, will not be distributed. The amount of $2,847,000 expires December 31, 2007.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
For a share of beneficial interest outstanding throughout each year ended December 31, except where noted:

  U.S. GOVERNMENT SECURITIES PORTFOLIO    2000(1)(2)     1999(2)       1998         1997         1996         1995
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD....    $11.30        $11.80       $11.65       $10.86       $12.43       $10.58
--------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income.................      0.34          0.68         0.49         0.58         0.68         0.65
  Net realized and unrealized gain
     (loss).............................      0.24         (1.18)        0.70         0.79        (0.52)        1.80
--------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations.....      0.58         (0.50)        1.19         1.37         0.16         2.45
--------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM(3):
  Net investment income.................     (0.66)        (0.00)*      (0.50)       (0.58)       (1.55)       (0.60)
  Net realized gains....................        --            --        (0.54)          --        (0.18)          --
--------------------------------------------------------------------------------------------------------------------
Total Distributions.....................     (0.66)        (0.00)*      (1.04)       (0.58)       (1.73)       (0.60)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..........    $11.22        $11.30       $11.80       $11.65       $10.86       $12.43
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN............................      5.16%++      (4.23)%      10.20%       12.62%        1.46%       24.42%
--------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S).......   $66,506       $61,623      $66,454      $35,279      $26,009      $28,192
--------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(4)...........................      0.50%+        0.48%        0.45%        0.49%        0.62%        0.56%
  Net investment income.................      6.64+         5.97         5.31         6.10         5.68         5.80
--------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.................        80%          164%         349%         208%         501%         214%
--------------------------------------------------------------------------------------------------------------------

    SOCIAL AWARENESS STOCK PORTFOLIO      2000(1)(2)     1999(2)       1998         1997         1996         1995
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD....    $29.42        $25.92       $20.06       $15.76       $14.32       $11.05
--------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(5)..............      0.06          0.13         0.10         0.15         0.31         0.12
  Net realized and unrealized gain
     (loss).............................     (0.43)         3.93         6.30         4.15         2.42         3.47
--------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations.....     (0.37)         4.06         6.40         4.30         2.73         3.59
--------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM(3):
  Net investment income.................     (0.16)        (0.09)       (0.12)          --        (0.43)       (0.14)
  Net realized gains....................     (0.35)        (0.47)       (0.42)          --        (0.86)       (0.18)
--------------------------------------------------------------------------------------------------------------------
Total Distributions.....................     (0.51)        (0.56)       (0.54)          --        (1.29)       (0.32)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..........    $28.54        $29.42       $25.92       $20.06       $15.76       $14.32
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN............................     (1.25)%++     15.84%       32.27%       27.28%       19.98%       33.37%
--------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S).......   $69,875       $68,239      $39,482      $21,013      $11,040       $7,055
--------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(5)(6)........................      0.77%+        0.80%        0.84%        0.98%        1.25%        1.25%
  Net investment income.................      0.42+         0.69         0.63         0.97         0.43         0.99
--------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.................        20%           12%          14%          19%          26%          73%
--------------------------------------------------------------------------------------------------------------------

(1) For the six months ended June 30, 2000 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method.

(3) Distributions from realized gains include both net realized short-term and long-term capital gains. Prior to 1996 net realized short-term capital gains were included in distributions from net investment income.

(4) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.25%.

(5) For the year ended December 31, 1996, The Travelers reimbursed the Social Awareness Stock Portfolio for $25,093 in expenses. If such fees were not waived and expenses not reimbursed, the per share decrease of net investment income would have been $0.06 and the actual expense ratio would have been 1.69%.

(6) The ratio of expenses to average net assets for the year ended December 31, 1995 reflects an expense reimbursement by Travelers Insurance in connection with voluntary expense limitations. Without the expense reimbursement, the ratio of expenses to average net assets would have been 1.75%.

 *  Amount represents less than $0.01 per share.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 +  Annualized.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of beneficial interest outstanding throughout each year ended December 31, except where noted:

           UTILITIES PORTFOLIO              2000(1)        1999(2)       1998         1997         1996         1995
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.....    $15.91         $17.18       $15.29       $12.22       $12.85       $10.17
----------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income..................      0.22           0.41         0.37         0.46         0.47         0.48
  Net realized and unrealized gain
     (loss)..............................      0.79          (0.36)        2.33         2.63         0.47         2.44
----------------------------------------------------------------------------------------------------------------------
Total Income From Operations.............      1.01           0.05         2.70         3.09         0.94         2.92
----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM(3):
  Net investment income..................     (0.45)         (0.40)       (0.42)       (0.01)       (0.84)       (0.24)
  Net realized gains.....................     (0.03)         (0.92)       (0.39)       (0.01)       (0.73)          --
----------------------------------------------------------------------------------------------------------------------
Total Distributions......................     (0.48)         (1.32)       (0.81)       (0.02)       (1.57)       (0.24)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD...........    $16.44         $15.91       $17.18       $15.29       $12.22       $12.85
----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN.............................      6.29%++       (0.08)%      18.21%       25.29%        7.47%       29.29%
----------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)........   $31,219        $31,413      $32,909      $21,413      $18,214      $15,340
----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(4)............................      0.89%+         0.88%        0.80%        1.06%        1.07%        1.25%
  Net investment income..................      2.34+          2.41         3.06         3.58         3.88         4.29
----------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE..................         2%            10%          51%          68%          39%          25%
----------------------------------------------------------------------------------------------------------------------

(1) For the six months ended June 30, 2000 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method.

(3) Distributions from realized gains include both net realized short-term and long-term capital gains. Prior to 1996 net realized short-term capital gains were included in distributions from net investment income.

(4) The ratio of expenses to average net assets for the year ended December 31, 1995 reflects expense reimbursements by Travelers Insurance in connection with voluntary expense limitations. Without the expense reimbursement, the ratio of expenses to average net assets would have been 1.27%.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 +  Annualized.

                              Investment Advisers
                              --------------------

 MANAGED ASSETS TRUST, HIGH YIELD BOND TRUST, CAPITAL APPRECIATION FUND, MONEY
                              MARKET PORTFOLIO AND
        THE TRAVELERS SERIES TRUST: U.S. GOVERNMENT SECURITIES PORTFOLIO

              TRAVELERS ASSET MANAGEMENT INTERNATIONAL COMPANY LLC

                             Hartford, Connecticut

   THE TRAVELERS SERIES TRUST: SOCIAL AWARENESS STOCK PORTFOLIO AND UTILITIES
                                   PORTFOLIO

                          SSB CITI FUND MANAGEMENT LLC

                               New York, New York

                              Independent Auditors
                             ---------------------

                                    KPMG LLP

                               New York, New York

                                   Custodian
                                   ----------

                               PFPC TRUST COMPANY

This report is prepared for the general information of contract owners and is not an offer of shares of Managed Assets Trust, High Yield Bond Trust, Capital Appreciation Fund, Money Market Portfolio, The Travelers Series Trust: U.S. Government Securities Portfolio, Social Awareness Stock Portfolio or Utilities Portfolio. It should not be used in connection with any offer except in conjunction with the Prospectuses for the Variable Annuity and Variable Universal Life Insurance products offered by The Travelers Insurance Company or Travelers Life & Annuity Company and the Prospectuses for the underlying funds, which collectively contain all pertinent information, including the applicable sales commissions.

Printed in U.S.A. VG-181 (Semi-Annual)(8-00)